         As Filed with the Securities and Exchange Commission on April 30, 2002

                                                Registration File No. 333-44956

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            ------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                FORM S-6
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                                 AMERICAN FAMILY
                               VARIABLE ACCOUNT I
                              (Exact Name of Trust)

                     AMERICAN FAMILY LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
          (Complete Address of Depositor's Principal Executive Offices)

                             James F. Eldridge, Esq.
                     American Family Life Insurance Company
                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
                (Name and Complete Address of Agent for Service)

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

     It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b) of Rule 485.

/X/ on May 1, 2002 pursuant to paragraph (b) of Rule 485.

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

/ / on (date) pursuant to paragraph (a)(1) of Rule 485.

         If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Flexible Premium Variable Universal Life Insurance Policies.

                                                                    May 1, 2002



[LOGO] American Family
Variable Universal Life
INSURANCE

Prospectus

Variable Universal Life Insurance Policy issued by
American Family Variable Account I
and
American Family Life Insurance Company

Administrative Service Center
    PO Box 1296
    Greenville, SC 29602

Main Administrative Office
    6000 American Parkway
    Madison, Wisconsin 53783-0001
    Telephone: 1-888-428-5433


This prospectus describes a variable universal life insurance policy ("Policy") issued by American Family Life Insurance Company ("AFLIC" or the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy or to use the proceeds from any existing insurance to purchase the Policy.


You can allocate your Policy's values to:


-- American Family Variable Account I (the "Variable Account"), which invests in the portfolios listed on this page; or



-- the Fixed Account, which credits a specified rate of interest.


Please Note That the Policies and the Portfolios:


-- are not guaranteed to achieve their goals;



-- are not federally insured;



-- are not endorsed by any bank or government agency; and



-- are subject to risks, including loss of the amount invested.


The following portfolios are available:

Federated Insurance Series
    Federated International Equity Fund II
    Federated Quality Bond Fund II

Fidelity Variable Insurance Products Fund
    Fidelity VIP Equity-Income Portfolio
    Fidelity VIP Growth Portfolio



    Fidelity VIP ContraFund Portfolio




    Fidelity VIP Growth & Income Portfolio


SEI Insurance Products Trust
    SEI VP Prime Obligation Fund

Strong Opportunity Fund II, Inc.
    Strong Opportunity Fund II

Strong Variable Insurance Funds, Inc.
    Strong MidCap Growth Fund II

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission Has Not Approved or Disapproved the Policy or Determined That this Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.


[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Table of Contents

--------------------------------------------------------------------------------



               Glossary......................................  4

               Policy Summary................................  7
                    Premiums.................................  7
                    Investment Options.......................  8
                    Cash Value...............................  8
                    Charges and Deductions...................  8
                    Surrenders and Partial Surrenders........ 11
                    Death Benefit............................ 11
                    Transfers................................ 11
                    Loans.................................... 12
                    Illustrations............................ 12

               Risk Summary.................................. 13
                    Investment Risk.......................... 13
                    Risk of Lapse............................ 13
                    Tax Risks................................ 13
                    Surrender Risks.......................... 14
                    Loan Risks............................... 14

               The Company and the Fixed Account............. 15
                    American Family Life Insurance Company... 15
                    The Fixed Account........................ 15

               The Variable Account and the Portfolios....... 16
                    The Variable Account..................... 16
                    The Portfolios........................... 17

               The Policy.................................... 20
                    Purchasing a Policy...................... 20
                    When Insurance Coverage Takes Effect..... 20
                    Canceling a Policy (Free-look Right)..... 20
                    Ownership Rights......................... 21

               Premiums...................................... 23
                    Allocating Premiums...................... 24

               Cash Values................................... 25
                    Cash Value............................... 25
                    Surrender Value.......................... 25
                    Subaccount Value......................... 25
                    Accumulation Unit Value.................. 25
                    Fixed Account Cash Value................. 26

               Charges and Deductions........................ 27
                    Premium Charge........................... 27
                    Mortality and Expense Risk Charge........ 27
                    Monthly Deduction........................ 27
                    Cost of Insurance Charge................. 28
                    Surrender Charge......................... 28
                    Specified Amount Increase................ 29
                    Partial Surrender Charge................. 29
                    Transfer Charge.......................... 29
                    Portfolio Expenses....................... 29

--------------------------------------------------------------------------------



  Death Benefit...........................................................  30
       Insurance Proceeds.................................................  30
       Death Benefit Options..............................................  30
       Changng Death Benefit Options......................................  31
       Changing the Specified Amount......................................  32
       Settlement Options.................................................  32
       Accelerated Death Benefit..........................................  32

  Surrenders and Partial Surrenders.......................................  33
       Surrenders.........................................................  33
       Partial Surrender..................................................  33
  Transfers...............................................................  34
       Dollar Cost Averaging..............................................  34
       Automatic Asset Reallocation.......................................  35
       Excessive Trading Limits...........................................  35

  Loans...................................................................  36
       Loan Conditions....................................................  36
       Effect of Policy Loans.............................................  36

  Policy Lapse and Reinstatement..........................................  38
       Lapse..............................................................  38
       Reinstatement......................................................  38

  Federal Tax Considerations..............................................  39
       Tax Treatment of Policy Benefits...................................  39

  Other Policy Information................................................  42
       Payment of Policy Benefits.........................................  42
       The Policy.........................................................  43
       Telephone Requests.................................................  43
       Our Right to Contest the Policy....................................  43
       Suicide Exclusion..................................................  43
       Misstatement of Age or Gender......................................  43
       Modifying the Policy...............................................  44
       Payments We Make...................................................  44
       Reports to Owners..................................................  44
       Records............................................................  44
       Policy Termination.................................................  45
       Supplemental Benefits and Riders...................................  45

  Performance Data........................................................  48

  Additional Information..................................................  49
       Sale of the Policies...............................................  49
       Potential Conflicts of Interest....................................  49
       Changes to the Variable Account....................................  50
       Legal Developments Regarding Unisex Actuarial Tables...............  50
       Voting Portfolio Shares............................................  50
       Legal Matters......................................................  51
       Legal Proceedings..................................................  51
       Experts............................................................  51
       Financial Statements...............................................  51
       Additional Information about the Company...........................  51
       AFLIC's Executive Officers and Directors...........................  52

  Appendix A
       Illustration of Death Benefits, Cash Values and Surrender Values... A-1
  Appendix B
       Financial Statements............................................... B-1


[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Glossary

--------------------------------------------------------------------------------


Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium
Payment.

Administrative Service Center
An office that provides administrative services and to which the Owner may direct inquiries as to Beneficiary and ownership changes, requests for surrenders, partial surrenders, and transfers. The address of the Administrative Service Center is P.O. Box 1296, Greenville, SC 29602.

AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.

Application
The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:

-- amendments or endorsements;


-- Supplemental Applications; or


-- Reinstatement Applications.


Attained Age
The Insured's age, at his/her nearest birthday.

Base Policy
The flexible premium variable universal life insurance policy, not including any Riders.

Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.

Business Day

A day when the New York Stock Exchange is open for trading, except for the day after Thanksgiving and any day that a Subaccount's corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (4:00 p.m. Eastern Time).


Cash Value
The amount calculated as:

-- the Variable Account Cash Value; plus


-- the Fixed Account Cash Value.


Code
The Internal Revenue Code of 1986, as amended.




Death Benefit
The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.

Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed
Account.

Fixed Account
An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.

Free-look Period
The period during which you may examine and return the Policy to Us at Our Administrative Service Center and receive a refund.

Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests.

General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.

Grace Period
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

Home Office
Our office at 6000 American Pkwy, Madison,
Wisconsin 53783-0001.

Increase in Coverage
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option Two to Option One) and any addition of or increase in an Additional Insured Rider or addition of a Children's Insurance Rider.

Initial Specified Amount
The Specified Amount on the Policy Issue Date.

Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured's death.

4
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children's Insurance Rider.

Issue Age
The Insured's age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.

Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.

Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.

Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured's age 95 unless extended under the Extension of Maturity Date provision.

MEC
A modified endowment contract, as defined under the Code.

Minimum Premium
The amount necessary to guarantee the Policy will not lapse during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy) multiplied by the number of months since the Policy Date (including the current month).

Money Processing Center
An address to which the Owner may send all premium payments after the initial premium payment. The address of the Money Processing Center is P.O. Box 7430, Madison, Wisconsin 53777.

Monthly Deduction
The amount equal to the sum of:

-- the cost of insurance for the Base Policy; and


-- the cost of any Rider; and


-- a separate monthly policy fee and policy issue fee.


Monthly Deduction Day
The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.

Net Cash Value
The amount calculated as:

-- the Cash Value; less


-- the amount of any policy loan; less


-- any policy loan interest due.


Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.

Owner (you, your)
The person named in the Application as the Owner, unless later changed.

Planned Premium Payment
The amount you elect to pay under the Policy on a periodic basis as set forth in a schedule. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.

Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.

Policy Date
The date shown on the Policy Schedule that determines each:

-- Policy Year;


-- Policy Anniversary;


-- Policy Month; and


-- the Attained Age of the Insured.

If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

                                                                             5
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Glossary (continued)

--------------------------------------------------------------------------------


Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio
A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

Premium Payments
All payments you make under the Policy other than repayments of indebtedness.

Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.

Proceeds
The amount We pay subject to the Policy's provisions, upon:

-- the Maturity Date of the Policy; or


-- the surrender or partial surrender of the Policy.


Rider
Any benefit, other than the base Policy, made a part of this Policy.

SEC
The Securities and Exchange Commission, a United States government agency.

Specified Amount
The amount We use in determining the insurance coverage on an Insured's life.

Subaccount
A subdivision of the Variable Account. We invest each Subaccount's assets exclusively in shares of one portfolio.

Surrender
To cancel the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.

Surrender Value
An amount equal to:

-- the Cash Value; minus


-- the sum of the surrender charge and the loan balance.


The Surrender Value of the Policy is never less than zero.

Target Premium
An amount of premium payments, based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.

Underwriting Class
The underwriting risk class of the Insured.

Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.

Variable Account
American Family Variable Account I.


6
   The American Family Variable Universal Life Prospectus

           Policy Summary

--------------------------------------------------------------------------------

This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. The glossary defines certain words and phrases used in this prospectus.

Premiums


-- You must pay a minimum initial premium before coverage becomes effective under the Policy.



-- After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. However, you may greatly increase your risk of lapse if you do not regularly pay premiums. You may also choose to have premiums automatically deducted monthly from your bank account or other source under Our electronic payment plan.



-- You can choose to pay a minimum premium to continue insurance coverage during the first five Policy Years.



-- We will not accept any premiums after the Maturity Date or during the Extension of Maturity period.



-- Paying your planned premiums will not necessarily keep your Policy in force.
   Even if you make premium payments according to your payment plan, your Policy will lapse if the Surrender Value is not enough to pay the Monthly Deduction and any loan interest due.



-- There will be a 61-day grace period before your Policy lapses. Your Policy will not lapse:



  -- during the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) at least equal to the minimum premium (there is no such guarantee for any increase in Specified Amount);



  -- if you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or



  -- if you make a payment equal to the outstanding minimum premium due and any loan interest due before the end of the grace period.



-- You may reinstate a lapsed Policy if you meet certain requirements.



-- When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of premium payments made or the Cash Value on the date We receive the Policy plus the amount of any premium charges and any Monthly Deductions.



-- We deduct a premium charge from each premium you pay. Generally, We allocate the remaining amount (the net premium) to the Subaccounts and the Fixed Account in accordance with your allocation instructions.



-- For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (SEI VP Prime Obligation Fund). At the end of the 40th day after issuance of the Policy, We allocate the accumulated values to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account.


Investment Options

Fixed Account:

You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

Variable Account:

You may direct the money in your Policy to any of the Subaccounts of the Variable Account. We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

                                                                             7
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Summary (continued)

--------------------------------------------------------------------------------


Each Subaccount invests exclusively in one of the following portfolios:

Federated Insurance Series
    Federated International Equity Fund II
    Federated Quality Bond Fund II

Fidelity Variable Insurance Products Fund
    Fidelity VIP Equity-Income Portfolio
    Fidelity VIP Growth Portfolio


    Fidelity VIP II Contrafund(R) Portfolio


    Fidelity VIP III Growth & Income Portfolio

SEI Insurance Products Trust
    SEI VP Prime Obligation Fund

Strong Opportunity Fund II, Inc.
    Strong Opportunity Fund II

Strong Variable Insurance Funds, Inc.
    Strong MidCap Growth Fund II

Cash Value

Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value is the starting point for calculating important values under the Policy, such as the Surrender Value and the death benefit.

Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Cash Value.

Charges and Deductions

Premium Charge: We deduct a premium charge from each premium payment and credit the remaining amount (the net premium) according to your allocation instructions. The Premium Charge is 7.5% of all premiums paid, up to the Target Premium, in Policy Years 1-10; and 5.5% of all premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

Mortality and Expense Risk Charge: We deduct a daily mortality and expense risk charge from the Cash Value in the Subaccounts equal to an annual rate of 0.90% of the average daily net assets of the Subaccounts in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.

Monthly Deduction: On the Policy Date and on the same day each month thereafter (Monthly Deduction Day), We deduct from the Cash Value:


-- the cost of insurance charge (which depends on a number of variables, such as the Primary Insured's issue age, the Underwriting Class, and the duration of the Policy, that cause this charge to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day);



-- the monthly policy fee of $6.00 for Specified Amounts $100,000 or greater, and $9.00 per month on Specified Amounts less than $100,000; plus $2.50 per month during the first five Policy Years for the Policy issue fee; and



-- charges for any optional Riders. For example, if you elect the Additional
   Insured Rider, you would incur an additional cost of insurance charge based on a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage. If you elect the Guaranteed Minimum Death Benefit Rider, the Monthly Deduction would be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy (see "Accelerated Death Benefit Rider" and "Other Riders" for a description of the Riders and applicable charges).




8
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------





Surrender Charges: During the first 14 Policy Years, We deduct a surrender charge if you surrender the Policy or it lapses. The amount of the surrender charge depends on the Underwriting Class of the Primary Insured, issue age, and Policy Year. Increases in Specified Amount have their own surrender charge period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original or any additional surrender charge.


The Surrender Charge May Be Significant. You May Have No Surrender Value If You Surrender Your Policy During the First 14 Policy Years.

Partial Surrender Charges: For each partial surrender, We deduct a partial surrender charge and a processing fee of 2% of the amount surrendered up to $25 from the Cash Value that remains in the Policy. The partial surrender charge will be in proportion to the charge that would apply to a full surrender.

Transfer Charge: We assess a $25 fee (from the amount transferred) for the 13th and each additional transfer among the Subaccounts or the Fixed Account in a Policy Year. Only one transfer from the Fixed Account to the Subaccounts may be made per year.

Portfolio Expenses: The portfolios deduct management fees and other expenses from their assets. These fees and expenses vary by portfolio and are shown in the following table.

For information concerning compensation paid for the sale of the Policies, see "Sale of the Policies."


The following table shows the fees and expenses charged by the portfolios for the fiscal year ended December 31, 2001. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. Expenses of the portfolios may be higher or lower in the future. Please refer to the portfolios' prospectuses for more information.


                                                                             9
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Summary (continued)

--------------------------------------------------------------------------------


Annual Portfolio Operating Expenses
(as a percentage of average portfolio assets)


                                                   Management            Other         Total Annual
                                                      Fees             Expenses          Expenses
                                                   (after fee 12b-1     (after      (after fee waivers
Portfolio                                           waivers)  Fees  reimbursements) and reimbursements)
Federated Insurance Series
--------------------------
  Federated International Equity Fund II/1/          0.90%               0.51%             1.41%
  Federated Quality Bond Fund II/1/                  0.55%               0.15%             0.70%
Fidelity Variable Insurance Products Fund
-----------------------------------------
  Fidelity VIP Equity-Income Portfolio               0.48%    0.25%      0.11%             0.84%
  Service Class 2/2/
  Fidelity VIP Growth Portfolio Service Class 2/2/   0.58%    0.25%      0.10%             0.93%
  Fidelity VIP ContraFund Portfolio                  0.58%    0.25%      0.11%             0.94%
  Service Class 2/2/
  Fidelity VIP Growth & Income Portfolio             0.48%    0.25%      0.11%             0.84%
  Service Class 2/2/
SEI Insurance Products Trust
----------------------------
  SEI VP Prime Obligation Fund/3/                    0.08%               0.36%             0.44%
Strong Opportunity Fund II, Inc.
--------------------------------
  Strong Opportunity Fund II/4/                      0.75%               0.35%             1.10%
Strong Variable Insurance Funds, Inc.
-------------------------------------
  Strong MidCap Growth Fund II/4/                    0.75%               0.45%             1.20%



/1/ Although not contractually obligated to do so, the Adviser voluntarily waived certain amounts. Absent this voluntary waiver, the Total Annual Expenses during fiscal year ended 2001 for Federated International Equity Fund II and Federated Quality Bond Fund II would have been 1.76% and 1.25%, respectively.


        Although the Federated Quality Bond Fund II has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Federated Quality Bond Fund II did not pay or accrue a distribution (12b-1) fee during the fiscal year ended December 31, 2001. The Federated Quality Bond Fund II has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2002.



/2/ Actual annual operating expenses for the portfolios were lower than the expenses set forth in the Annual Portfolio Operating Expense table because a portion of the brokerage commissions that each portfolio paid was used to reduce the portfolio's expenses, and/or because through arrangements with the portfolio's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the prospectuses for the portfolios for details.

/3/ The adviser and administrator for the SEI VP Prime Obligation Fund have each voluntarily agreed to waive a portion of its fee to ensure Total Annual Expenses do not exceed 0.44% of average net assets. Absent reimbursement, the Total Annual Expenses during 2001 would have been 1.14% for the SEI VP Prime Obligation Fund. Other expenses for the SEI VP Prime Obligation Fund are based on estimated amounts for the current fiscal year.


/4/ The manager has voluntarily agreed to reimburse Strong Opportunity Fund II and Strong MidCap Growth Fund II when the Total Annual Expenses for the Strong Opportunity Fund II exceed 1.10% of average net assets and Total Annual Expenses for the Strong MidCap Growth Fund II exceed 1.20% of average net assets. Absent reimbursement, the Total Annual Expenses during 2001 would have been 1.35% for Strong Opportunity Fund II and 1.36% for Strong MidCap Growth Fund II. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund's shareholders.






The fee and expense information regarding the portfolios was provided by those portfolios. The Federated Insurance Series, Fidelity Variable Insurance Products Fund, SEI Insurance Products Trust, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II, Inc. are not affiliated with AFLIC.


10
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


Surrenders and Partial Surrenders


-- Surrender: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in coverage. A surrender may have tax consequences.



-- Partial Surrenders: After the first Policy Year, you may make a written request to withdraw part of the Surrender Value, subject to the following rules.



  -- You must request at least $250.



  -- For each partial surrender, We also deduct a partial surrender charge from the Cash Value that remains in the Policy in proportion to the charge that would apply to a full surrender (see "Partial Surrender Charge").



  -- For each partial surrender, We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value (see "Partial Surrender Charge").



  -- Unless you specify otherwise, We will deduct the requested partial surrender and partial surrender charge from the Subaccounts and the Fixed Account in proportion to the value in each account.



  -- We allow up to four partial surrenders in a Policy Year.



  -- Partial surrenders may have tax consequences.



  -- If Option 1 is selected and the Primary Insured dies within two years after a partial surrender, the amount of the partial surrender will be deducted from the insurance proceeds payable to the Beneficiary.


Death Benefit


-- Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders within two years of the Primary Insured's death.



-- Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option on the date of the Primary Insured's death using the Primary Insured's Attained Age as of the start of the Policy Year in which the Primary Insured dies.



-- Death Benefit Option 1 is equal to the greater of:



  -- the Specified Amount (which is the amount of insurance you select) on the date of the Primary Insured's death; or



  -- the Cash Value multiplied by the applicable Cash Value Percentage (see
     "Death Benefit--Death Benefit Options--Table of Cash Value Percentages," below).



-- Death Benefit Option 2 is equal to the greater of:



  -- the Specified Amount plus the Cash Value on the date of the Primary
     Insured's death; or



  -- the Cash Value multiplied by the applicable Cash Value Percentage (see
     "Death Benefit--Death Benefit Options--Table of Cash Value Percentages," below).



-- Death Benefit Option 2 may result in higher cost of insurance charges over time than Death Benefit Option 1. (see "Death Benefit--Changing Death Benefit Options").



-- Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of your death benefit if the Primary Insured develops a terminal illness (see "Supplemental Benefits and Riders--Accelerated Death Benefit Rider," below).


Transfers


-- You may make transfers among the Subaccounts and the Fixed Account.



-- We charge $25 for the 13th and each additional transfer during a Policy Year.



-- Only one transfer out of the Fixed Account may be made per year.


                                                                             11
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Variable Universal Life
INSURANCE

          --------
           Policy Summary (continued)

--------------------------------------------------------------------------------



-- The minimum amount you may transfer from a Subaccount or the Fixed Account is the lesser of $250 or the total Cash Value in the Subaccount or Fixed Account less any loan balance.


Loans


-- You may take a loan from your Policy. You may take a preferred loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a non-preferred loan at any time.



-- The maximum loan amount you may take is 90% of the Surrender Value. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.



-- We charge you a maximum annual interest rate of 8.00% on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.



-- We credit interest on loan amounts in the Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for preferred loans and 6% for non-preferred loans. Preferred loans may have tax consequences.



-- We will allocate an amount equal to the loan ("loan amount") from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value in each account less any loan balance. The value in the Loan Account must be at least as great as the loan amount.



-- You may repay all or part of your indebtedness at any time while the Primary
   Insured is alive and the Policy is in force.



-- We deduct any loan balance from the Cash Value upon surrender, and from the death benefit payable on the Primary Insured's death.


Illustrations

The illustrations provided in Appendix A at the end of this prospectus illustrate death benefits, Cash Values, and Surrender Values. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. Your rates of return and insurance charges may be higher or lower than these illustrations. You should obtain a personalized illustration before purchasing a Policy.

12
   The American Family Variable Universal Life Prospectus

           Risk Summary

--------------------------------------------------------------------------------


The following are some of the risks associated with the Policy.

Investment Risk If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Cash Value will decrease. You could lose everything you invest. If you allocate net premiums to the Fixed Account, then We credit your Cash
                Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse   If your Surrender Value is not enough to pay the Monthly
                Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment during the grace period.
                Your Policy may also lapse if your indebtedness reduces the
                Surrender Value to zero. Your Policy generally will not lapse:
                (1) during the first five Policy Years, if you pay premiums (less any indebtedness and partial surrenders) equal to or in excess of the cumulative minimum premium (there is no such
                guarantee for any increase in Specified Amount); (2) if you purchase a Guaranteed Minimum Death Benefit Rider and
                meet certain conditions; or (3) if you make a payment equal to the outstanding minimum premium due and any loan interest
                due before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks       We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to
                limited guidance under the Federal tax law, there is some un-
                certainty about the application of the Federal tax law to a Poli-
                cy, particularly if you pay the full amount of premiums
                permitted under a Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Cash
                Value under a Policy until there is a distribution from the Poli-
                cy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Benefi-
                ciary. As a result, the Beneficiary generally should not be taxed on these proceeds.







                                                                             13
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Variable Universal Life
INSURANCE

          --------
           Risk Summary (continued)

--------------------------------------------------------------------------------


Tax Risks (cont.) Depending on the total amount of premiums you pay, the
                  Policy may be treated as a modified endowment contract
                  ("MEC") under Federal tax laws. If a Policy is treated as a
                  MEC, then surrenders, partial surrenders, and loans under the
                  Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, dis-
                  tributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. More-
                  over, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC is sub-
                  ject to the 10% penalty tax.

                  See "Federal Tax Considerations." You should consult a quali-
                  fied tax adviser for assistance in all Policy-related tax matters.

 Surrender Risks  The surrender charge under the Policy applies for 14 Policy
                  Years after the Policy Date. An additional surrender charge will be applicable for 14 years from the date of any increase in the Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

                  Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Surrender
                  Value which is a measure We use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," above.


Loan Risks        A Policy loan, whether or not repaid, will affect your Policy's
                  Cash Value over time because We subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts.

                  We reduce the amount We pay on the Primary Insured's death by the loan balance. Your Policy may lapse if your indebted-ness reduces the Surrender Value to zero.










14
   The American Family Variable Universal Life Prospectus

           The Company and the Fixed Account

--------------------------------------------------------------------------------


American Family Life Insurance Company

We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Policy and under other variable life insurance policies We may issue. Our general account supports the Fixed Account option under the Policy.

We are a wholly owned subsidiary of Am Fam, Inc. Am Fam, Inc. is a downstream holding company and a wholly owned subsidiary of American Family Mutual Insurance Company ("American Family Mutual"). American Family Mutual is one of the leading property/casualty insurance companies in the United States with operations in fifteen states located primarily in the Midwest. American Family Mutual offers a broad line of insurance coverage to individuals and businesses, including automobile, accident and health, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal and fire coverage.

The Fixed Account

The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.

Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

                                                                             15
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Variable Universal Life
INSURANCE

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          --------
           The Variable Account and the Portfolios

--------------------------------------------------------------------------------


The Variable Account

We established American Family Variable Account I as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:


-- Federated Insurance Series



-- Fidelity Variable Insurance Products Fund





-- SEI Insurance Products Trust



-- Strong Opportunity Fund II, Inc.



-- Strong Variable Insurance Funds, Inc.


The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


-- Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account's assets to pay any of Our liabilities other than those arising from the Policies. If the Variable Account's assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.



-- If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substitute fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Cash Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.


In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See "Additional Information--Changes to the Variable Account."

16
   The American Family Variable Universal Life Prospectus

           The Portfolios

--------------------------------------------------------------------------------


The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.


        Portfolio                     Investment Objective and Investment Adviser
        ---------                     -------------------------------------------

Federated International    Investment Objective: Seeks total return on assets by investing
Equity Fund II             primarily in equity securities of companies based outside of the
                           United States.

                           Investment Adviser: Federated Global Investment Management
                           Corp.

Federated Quality Bond     Investment Objective: Seeks to provide current income by
Fund II                    investing in a diversified portfolio of investment grade fixed income securities, consisting primarily of corporate debt
                           securities, U.S. government and privately issued mortgage
                           backed securities and U.S. Treasury and agency securities.

                           Investment Adviser: Federated Investment Management
                           Company.

Fidelity VIP Equity-Income Investment Objective: Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the adviser will also consider the potential for capital appreciation.

                           Investment Adviser: Fidelity Management & Research
                           Company.

Fidelity VIP Growth        Investment Objective: Seeks to achieve capital appreciation by investing in the common stock of companies that the adviser believes have above-average growth potential.

                           Investment Adviser: Fidelity Management & Research
                           Company.


                                                                             17
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Variable Universal Life
INSURANCE

          --------
           The Portfolios (continued)

--------------------------------------------------------------------------------


Fidelity VIP Contrafund      Investment Objective: Seeks long-term capital appreciation by investing in the securities of companies whose value the adviser believes is not fully recognized by the public.

                             Investment Adviser: Fidelity Management & Research
                             Company.

Fidelity VIP Growth & Income Investment Objective: Seeks high total return through a com-
                             bination of current income and capital appreciation.

                             Investment Adviser: Fidelity Management & Research
                             Company.

SEI VP Prime Obligation Fund Investment Objective: Preserving principal and maintaining liquidity while providing current income. An investment in the
                             Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

                             Investment Adviser: SEI Investments Management
                             Corporation.

Strong Opportunity Fund II   Investment Objective: Seeks capital growth. The Fund invests primarily in securities that the manager believes are
                             underpriced, yet have attractive growth prospects.

                             Investment Adviser: Strong Capital Management, Inc.

Strong MidCap Growth Fund II Investment Objective: Seeks capital growth. The Fund invests primarily in securities that the manager believes have favorable prospects for growth of earnings and capital appreciation.

                             Investment Adviser: Strong Capital Management, Inc.


18
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Annual Portfolio Operating Expenses table in this prospectus and the prospectuses for the portfolios.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Policy. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

                                                                             19
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           The Policy

--------------------------------------------------------------------------------


Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium payment to Us at Our Home Office. You may send the application and initial premium payment to Us through any licensed life insurance agent who is appointed by AFLIC and who is also a registered representative of American Family Securities, LLC, the principal underwriter for the Policy.

The minimum Specified Amount for issue ages 0-17, Nonsmoker underwriting class only, is $100,000. The minimum Specified Amount for issue ages
18-80 in all the underwriting classes is as follows: Select: $150,000;
Preferred: $100,000; Nonsmoker: $50,000; and Regular: $50,000.

Generally, the Policy is available for Insureds between issue ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.


Although We do not anticipate delays in our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Home Office on a timely basis.


When Insurance Coverage Takes Effect

If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.

Generally, We will issue the Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the original application. Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium and We will allocate your premium minus the Monthly Deduction to the Fixed Account until the Issue Date.

In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.

This means that, subject to Our underwriting requirements and subject to a maximum limitation, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.

In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $500,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.

As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Issue Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.

Canceling a Policy (Free-look Right)


Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation and returning the Policy to Us at Our Home Office or to the agent who sold it. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it.


Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:

1.  The Cash Value as of the date We receive the returned Policy, plus

2.  Any premium charges deducted, plus

3.  Any Monthly Deductions charged against Cash Value.

20
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


Ownership Rights

The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner's estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Owner may exercise certain rights described below.

Selecting and Changing the Beneficiary


-- You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.



-- You may designate more than one Beneficiary and/or contingent Beneficiary.
   If you designate more than one such Beneficiary, then each Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.



-- If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured's death, We will pay the insurance proceeds to the Owner, if living, or the Owner's estate.


Death Benefit vs. Insurance Proceeds


-- If any Beneficiary or the Owner is not eligible to receive the insurance proceeds, We will pay the insurance proceeds as if the ineligible Beneficiary or Owner died before the Insured. If no Beneficiary is eligible and the Owner is not eligible, We will pay the insurance proceeds to the Insured's estate.



-- If the Primary Insured is living on the Maturity Date, and this Policy is in force, We will pay the Owner the proceeds of this Policy, unless the Owner has elected to extend the Maturity Date.



-- Unless there is an irrevocable Beneficiary, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.



-- A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.


Changing the Owner


-- You may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.



-- We are not liable for any payment or other actions We take before We receive your written notice.



-- Changing the Owner does not automatically change the Beneficiary.


-- Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy


-- You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.



-- Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.



-- You retain any Ownership rights that are not assigned.


                                                                             21
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Variable Universal Life
INSURANCE

          --------
           The Policy (continued)

--------------------------------------------------------------------------------



-- We are not:



  -- bound by any assignment unless We receive a written notice of the assignment;



  -- responsible for validity of any assignment or determining the extent of an assignee's interest; or



  -- liable for any payment We make before We receive written notice of the assignment.



-- Assigning the Policy may have tax consequences. See "Federal Tax
   Considerations--Tax Treatment of Policy Benefits."


22
   The American Family Variable Universal Life Prospectus

           Premiums

--------------------------------------------------------------------------------


Minimum Initial Premium Payment. The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.

Premium Flexibility. When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes "due." However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Home Office. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not make any premium payments after the Policy's Maturity Date. You may not make additional premium payments of less than $100. We have the right to:

1. Limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the "Code");

2.  Limit any increase in Planned Premium Payments;

3. Limit the number and amount of additional premium payments and Planned Premium Payments; or

4.  Apply certain premium payments as repayment of policy loans.

You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) We receive your written notice requesting a surrender of the Policy.


If mandated under applicable law, We may be required to reject a premum payment.


Minimum Premium Payment. The minimum premium payment is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy's schedule page will show a minimum premium payment amount for your Policy, which is based on the Primary Insured's issue age, underwriting class, Specified Amount, and Riders. The minimum premium payment may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The minimum premium payment may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured's Underwriting Class changes. The minimum premium payment will not decrease if you decrease the Specified Amount. See "Death Benefit--Changing the Specified Amount."

Premium Limitations. The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you. If total premium payments do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's Surrender Value should still be excludable from gross income.

The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.

                                                                             23
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Variable Universal Life
INSURANCE

          --------
           Premiums (continued)

--------------------------------------------------------------------------------


Tax-free Exchanges (1035 Exchanges). We may accept as part of your initial premium payment, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct Us in the application to allocate your net premium payment to one or more Subaccounts of the Variable Account and/or to the Fixed Account according to the following rules:

Allocation percentages must be in whole numbers no less than 10% and the sum of the percentages must equal 100%.

For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (SEI VP Prime Obligation Fund). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.

We will allocate any subsequent net premium payment as of the date We receive it at Our Money Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount would be allocated after the completion of any underwriting necessary for the approval of such increase in Specified Amount.

You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Administrative Service Center, or the date instructions are provided to Us over the telephone. We regard American Family Securities' approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

24
   The American Family Variable Universal Life Prospectus

           Cash Values

--------------------------------------------------------------------------------


Cash Value

The Cash Value serves as the starting point for calculating values under a Policy.

Cash Value:


-- equals the sum of all values in the Fixed Account, the Loan Account, and in each Subaccount;



-- is determined first on the Policy Date and then on each Business Day; and



-- has no guaranteed minimum amount and may be more or less than premiums paid.


Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request.

Surrender Value at the end of any Business Day equals:


-- the Cash Value as of such date; minus



-- any surrender charge as of such date; minus



-- any loan balance.


Subaccount Value

At the end of any valuation period, the Cash Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.

The number of accumulation units in any Subaccount at the end of any Business Day equals:

-- the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus

-- accumulation units purchased with additional premiums; plus


-- accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Loan Account; minus



-- accumulation units redeemed to pay for Monthly Deductions; minus



-- accumulation units redeemed to pay for partial surrenders; minus



-- accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Loan Account.


Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the valuation period.

Accumulation Unit Value

The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:


-- the portfolio net asset value, determined at the end of the current valuation period; plus or minus



-- the amount of any dividend or capital gains distributions; plus or minus



-- the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by



-- the portfolio net asset value for the immediately preceding valuation period; minus



-- a daily charge for the mortality and expense risk and asset-based administrative charges.


The net investment factor may be greater or less than one.


                                                                             25
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Variable Universal Life
INSURANCE

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           Cash Values (continued)

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Fixed Account Cash Value

On the Issue Date, the Fixed Account Cash Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account Cash Value at the End of Any Business Day Is Equal To:


-- the net premium(s) allocated to the Fixed Account; plus



-- any amounts transferred to the Fixed Account; plus



-- interest credited to the Fixed Account; minus



-- amounts deducted to pay for Monthly Deductions; minus



-- amounts withdrawn from the Fixed Account; minus



-- amounts transferred from the Fixed Account to a Subaccount or the Loan
   Account.


Interest will be credited to the Fixed Account daily as follows:


-- for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;



-- for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;



-- for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month;



-- for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.


26
   The American Family Variable Universal Life Prospectus

           Charges and Deductions

--------------------------------------------------------------------------------


We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:


-- the death benefit, cash, and loan benefits under the Policy



-- investment options, including premium payment allocations



-- administration of elective options



-- the distribution of reports to Owners


Costs and Expenses We Incur:


-- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)



-- overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies



-- other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees


Risks We Assume:


-- that the cost of insurance charges We may deduct are insufficient to meet
   Our actual claims because Insureds die sooner than We estimate



-- that the costs of providing the services and benefits under the Policies exceed the charges We deduct


Premium Charge

Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy's Cash Value according to your allocation instructions. The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.

This charge is equal to an annual rate of 0.90% of the average daily net assets of the Variable Account in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.

If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

Monthly Deduction

We deduct a Monthly Deduction from the Cash Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy's insurance coverage. We will make deductions from the Cash Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Cash Value in each Subaccount and the Fixed Account bears to the unloaned Cash Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has three components:


-- the cost of insurance charge;



-- the policy fee; and



-- costs of any Riders (as specified in the applicable Rider(s)).


                                                                             27
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Variable Universal Life
INSURANCE

          --------
           Charges and Deductions (continued)

--------------------------------------------------------------------------------

We assess a monthly cost of insurance charge to compensate Us for underwriting the death benefit. The charge depends on a number of variables (Primary Insured's issue age, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy's schedule page indicates the guaranteed cost of insurance charge applicable to your Policy.

Cost of Insurance Charge

For Death Benefit Option One the cost of insurance on any Monthly Deduction Day is:


-- the death benefit on the Monthly Deduction Day, divided by 1.00246627; minus:



-- the Policy's Adjusted Cash Value on the Monthly Deduction Day; multiplied by:



-- the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.


For Death Benefit Option Two the cost of insurance on any Monthly Deduction Day is:


-- the death benefit on the Monthly Deduction Day plus the Policy's Adjusted
   Cash Value on the Monthly Deduction Day divided by 1.00246627 minus:



-- the Policy's Adjusted Cash Value on the Monthly Deduction Day; multiplied by:



-- the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.


Adjusted Cash Value. The Adjusted Cash Value for the Base Policy is the Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the Monthly Deduction.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy's Specified Amount, then a different underwriting class (and a different cost of insurance charge) may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We base the cost of insurance rates on the Primary Insured's issue age, underwriting class, number of full years the insurance has been in force, and the Specified Amount. The actual monthly cost of insurance rates are based on Our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table and the Primary Insured's issue age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same issue age, underwriting class, and number of full years insurance has been in force.

Underwriting Class. We currently have four underwriting classes: Select, Preferred, Nonsmoker, and Regular. Insureds are placed in a class depending on their mortality risks. The underwriting class of the Insured will affect the cost of insurance rates.


-- In an otherwise identical Policy, an Insured in the Select class will have a lower cost of insurance than an Insured in the Regular class.



-- Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.


Policy Fee. Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years.

Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider. See "Other Policy Information--Supplemental Benefits and Riders."

Surrender Charge

Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

28
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


Surrender Charge. If your Policy lapses, or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Cash Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.

The amount of the surrender charge depends on the Specified Amount, underwriting class of the Primary Insured, issue age and Policy Year. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.

Specified Amount Increase

If you increase the Specified Amount of the Policy, the minimum premium will increase as will the monthly cost of insurance. Each increase in Specified Amount has its own effective date and results in additional surrender charges.

Partial Surrender Charge

After the first Policy Year, you may request a partial surrender from your Cash Value. For each partial surrender, We will deduct a partial surrender charge from the Cash Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Cash Value surrendered divided by the total amount of Surrender Value. This charge reduces future surrender charges in the same proportion. These charges are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender. For each partial surrender, We also will deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value.

Transfer Charge

We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.


-- We deduct $25 for the 13th and each additional transfer made during a Policy
   Year to compensate Us for the costs of processing these transfers.



-- For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).



-- We deduct the transfer charge from the amount being transferred.



-- Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.


Portfolio Expenses

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, consult the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the summary of this prospectus.

                                                                             29
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Variable Universal Life
INSURANCE

          --------
           Death Benefit

--------------------------------------------------------------------------------

Insurance Proceeds


As long as the Policy is in force, We will pay the insurance proceeds to the Beneficiary once We receive satisfactory proof of the Insured's death at Our Home Office. We may require you to return the Policy. We will pay the insurance proceeds in a lump sum either by issuing a check or, at the Beneficiary's option, by establishing a Flexible Settlement Account in the Beneficiary's name, unless you have selected an alternative settlement option. The Flexible Settlement Account is similar to a checking account except that it is not insured by the FDIC or any other government agency. The Flexible Settlement Account is part of Our general account and is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Flexible Settlement Account.


We will pay any insurance proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the insurance proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured's death. If no Beneficiary or contingent Beneficiary is alive when the Insured dies, We will pay the insurance proceeds to the Owner, if living, or the Owner's estate. See "Death Benefit--Settlement Options" and "Other Policy Information--Payment of Policy Benefits."

Insurance Proceeds Equal:


-- the death benefit (described below); plus



-- any additional insurance provided by Rider; minus



-- any unpaid Monthly Deductions; minus



-- any outstanding indebtedness; minus


-- for Option 1 policies only, the amount of any partial surrender within 2 years of the Primary Insured's death.

If all or part of the insurance proceeds are paid in one sum (by either a check or a Flexible Settlement Account) or through a settlement option, We will pay interest on this sum as required by applicable state law from the date of the Primary Insured's death to the date We make payment.

An increase in the Specified Amount may increase the death benefit, and a decrease in the Specified Amount may decrease the death benefit.

We may further adjust the amount of the insurance proceeds under certain circumstances. See "Other Policy Information--Our Right to Contest the Policy," and "Other Policy Information--Misstatement of Age or Gender."

Death Benefit Options

The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Surrender Value. See "Policy Lapse and Reinstatement."

The death benefit under Option 1 is the greater of:


-- the Specified Amount; or



-- the Cash Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.


The death benefit under Option 2 is the greater of:


-- the Specified Amount plus the Cash Value (determined on the date of the Primary Insured's death); or



-- the Cash Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.


For Option 1 only, the death benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.


30
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


                        Attained  Cash  Attained  Cash
                          Age    Value%   Age    Value%
                        up to 40  250       61    128
                              41  243       62    126
                              42  236       63    124
                              43  229       64    122
                              44  222       65    120
                              45  215       66    119
                              46  209       67    118
                              47  203       68    117
                              48  197       69    116
                              49  191       70    115
                              50  185       71    113
                              51  178       72    111
                              52  171       73    109
                              53  164       74    107
                              54  157    75-90    105
                              55  150       91    104
                              56  146       92    103
                              57  142       93    102
                              58  138       94    101
                              59  134       95    100
                              60  130

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Cash Value, you should choose Option 1.



The amount of the death benefit may vary with the Cash Value.

-- Under Option 1, the death benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable percentage is greater than the Specified Amount.

-- Under Option 2, the death benefit will always vary with the Cash Value.

Changing Death Benefit Options

You may change death benefit options at any time with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Cash Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

You must submit a written request for any change in death benefit options.

-- We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.

-- The effective date of the change in death benefit option will be the Monthly
   Deduction Day on or following the date when We receive your request for a change.

If you change from Option 1 to Option 2:

-- We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Cash Value on the effective date of the change.

-- The death benefit will NOT change on the effective date of the change.

-- The minimum premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Cash Value increases (unless the death benefit is based on the applicable percentage of Cash Value).

-- If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

                                                                             31
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Variable Universal Life
INSURANCE

          --------
           Death Benefit (continued)

--------------------------------------------------------------------------------


If you change from Option 2 to Option 1:


-- The Specified Amount will be increased by the Cash Value on the effective date of the change.



-- The death benefit will NOT change on the effective date of the change.



-- The minimum premium may change.



-- Unless the death benefit is based on the applicable percentage of Cash
   Value, if the Cash Value increases, the net amount at risk will decrease over time.


Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

Increasing the Specified Amount


-- After the first Policy Year, you may increase the Specified Amount by submitting an application and providing evidence of insurability satis-factory to Us at Our Administrative Service Center.



-- On the effective date of an increase, and taking the increase into account, the Surrender Value must be equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Surrender Value.



-- An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application, provided We have received any premium necessary to make the change.



-- The minimum increase is $10,000.



-- Increasing the Specified Amount will increase your minimum premium.



-- Each increase in Specified Amount will begin a 14-year period during which an additional surrender charge will apply if you surrender the Policy.



-- The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.



-- A different cost of insurance charge may apply to the increase in Specified
   Amount, based on the Primary Insured's circumstances at the time of the increase.


Decreasing the Specified Amount


-- You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.



-- You may not decrease the Specified Amount during the first two Policy Years.
   You may decrease or cancel a Rider at any time.



-- You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.



-- Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request.



-- A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.



-- We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.



-- Decreasing the Specified Amount will not affect the minimum premium.


Settlement Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is available on request from Our Administrative Service Center. See "Other Policy Information--Payment of Policy Benefits."

Accelerated Death Benefit

Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. There is no additional charge for this Rider. See "Other Policy Information--Supplemental Benefits and Riders."

32
   The American Family Variable Universal Life Prospectus

           Surrenders and Partial Surrenders

--------------------------------------------------------------------------------

Surrenders

You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request, subject to the following conditions:


-- You must complete and sign Our surrender form and send it to Us at Our
   Administrative Service Center. You may obtain the surrender form by calling Us at 1-888-428-5433.



-- The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Maturity Date. We may require that you return the Policy.



-- If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See "Charges and Deductions--Surrender Charge."



-- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.



-- We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.



-- A surrender may have tax consequences. See "Federal Tax Considerations--Tax
   Treatment of Policy Benefits."


Partial Surrender

After the first Policy Year, you may make a written request to withdraw up to 90% of the Surrender Value subject to the following conditions:


-- The Policy has Surrender Value.



-- You must request at least $250.



-- For each partial surrender, We deduct a partial surrender charge from Cash
   Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. See "Charges and Deductions--Partial Surrender Charge."



-- You may make up to four partial surrenders per year.



-- The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.



-- You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Cash Value in each Subaccount and the Fixed Account value bears to the unloaned Cash Value).



-- We will process the partial surrender at the accumulation unit values next determined after We receive your request.



-- We generally will pay a partial surrender request within seven days after the Business Day when We receive the request.



-- A partial surrender can affect the Adjusted Cash Value (which is used to calculate the cost of insurance charge (see "Charges and Deductions--Monthly Deduction")).



-- For Option 1 only, the death benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.



-- If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.



-- Partial surrenders may have tax consequences. See "Federal Tax
   Considerations--Tax Treatment of Policy Benefits."


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INSURANCE

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           Transfers

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You may make transfers between and among the Subaccounts and the Fixed Account.
We determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Administrative Service Center. The following features apply to transfers under the Policy:



-- You may request a transfer of up to 100% of the Cash Value from one
   Subaccount to another Subaccount or to or from the Fixed Account in writing or by phone (as states permit).



-- You must transfer at least $250 or the total Cash Value in the Subaccount or Fixed Account less any policy loan, if less then $250.



-- You may transfer amounts among the Subaccounts, an unlimited number of times in a Policy Year.



-- We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount (SEI VP Prime Obligation
   Fund) do not count as transfers for the purpose of assessing the transfer charge. See "Transfers--Dollar Cost Averaging" and "Transfers--Automatic Asset Reallocation."



-- For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).



-- We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request.



-- Transfers from the Fixed Account:



  -- You may make only one transfer per year from the Fixed Account to the Subaccounts.



  -- The Fixed Account Cash Value after a transfer from the Fixed Account must at least equal any loan balance.



  -- You may not transfer more than 25% of the Cash Value in the Fixed Account as of the date of transfer. If such transfer causes the Cash Value in the Fixed Account to fall below $1,000, We will transfer the full Cash Value.



-- We reserve the right to limit, revoke or modify the transfer privilege at any time.


Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated "destination accounts" in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

1.  The Policy Date;

2. When the Cash Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or

3.  The date requested.

Dollar Cost Averaging will end if:


-- We receive your written request to cancel your participation;



-- the Cash Value in the Money Market Subaccount is depleted;



-- the specified number of transfers has been completed; or



-- the Policy enters the grace period.


You will receive written notice confirming each transfer and when the program has ended. You are

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responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Cash Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

To participate in the automatic asset reallocation program:


-- you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.


There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 "free" transfers allowed during each Policy Year. You can end this program at any time.

Automatic asset reallocation will end if:


-- We receive your written request to terminate the program.


We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Excessive Trading Limits

We reserve the right to limit transfers in any Policy year, or to refuse any transfer request for an Owner if:


-- We believe, in Our sole discretion, that excessive trading by the Owner, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the unit values of any Subaccount or the share prices of any portfolio or would be detrimental to other Owners; or



-- We are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.


We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.


Telephone Transfers



You must notify Us on your application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.



We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures, We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.



The procedures that We may follow for telephone transfers include:



-- providing you with written confirmation of all transfers made according to telephone instructions;



-- requiring a form of personal identification prior to acting on instructions received by telephone; and



-- recorded instructions received by telephone.



We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any reason.



CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.


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INSURANCE

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           Loans

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While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.


Loan Conditions


-- You may take a loan from your Policy. You may take a preferred loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a non-preferred loan at any time.



-- The maximum loan amount you may take is 90% of the Surrender Value. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.



-- We charge you a maximum annual interest rate of 8.00% ("charged interest rate") on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.



-- Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for preferred loans and 6% for non-preferred loans. We may credit the Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.



-- We transfer earned loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan amount) minus any loan repayments.



-- We will allocate an amount equal to the loan ("loan amount") from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value of each account less any loan balance. The value in the Loan Account must be at least as great as the loan balance.



-- You may repay all or part of your indebtedness at any time while the Primary
   Insured is alive and the Policy is in force. Upon each loan repayment, We will allocate an amount equal to the loan repayment (but not more than the amount of the loan balance) from the Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner.



-- We deduct any indebtedness from the Surrender Value upon surrender, and from the insurance proceeds payable on the Primary Insured's death.



-- If your indebtedness causes the Surrender Value on a Monthly Deduction Day to be less than the Monthly Deduction due, your Policy will enter a grace period. See "Policy Lapse and Reinstatement."



-- We normally pay the loan amount within seven days after We receive a proper loan request at Our Administrative Service Center. We may postpone payment of loans under certain conditions. See "Other Policy Information--Payments We Make."


Effect of Policy Loans

A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the loan balance. Repaying a loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Loan Account will affect the Cash Value, even if the loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.

Accordingly, the effect on the Cash Value and death benefit could be favorable or unfavorable, depend-

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ing on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial surrender for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. See "Policy Lapse and Reinstatement." In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.

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Variable Universal Life
INSURANCE

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           Policy Lapse and Reinstatement

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Lapse

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.

Your Policy will not lapse:

1. During the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the minimum premium (there is no such guarantee for any increase in Specified Amount);

2. If you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions (see "Other Policy Information--Supplemental Benefits and Riders"); or

3. If you make a payment equal to the outstanding Monthly Deductions and any loan interest due before the end of the grace period.

If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of the outstanding Monthly Deductions and any loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy from lapsing. If We do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the insurance proceeds less any outstanding Monthly Deductions.

Reinstatement

Unless you have surrendered your Policy, you may reinstate a lapsed Policy at any time while the Primary Insured is alive and within five years after the end of the grace period by submitting all of the following items to Us at Our Administrative Service Center:

1.  A written notice requesting reinstatement;

2.  Evidence of insurability for each Insured We deem satisfactory; and

3. Sufficient premium payment to keep the Policy in force for at least three months, including any past due minimum premium payments and loan interest due.

The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Cash Value will be based upon the premium payment used to reinstate the Policy.

Once the Policy lapses, you can not reinstate the Guaranteed Minimum Death Benefit Rider.

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           Federal Tax Considerations

--------------------------------------------------------------------------------


The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, Owners of variable life insurance contracts have been considered for Federal income tax purposes to be the Owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract Owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Cash Values, have not been explicitly addressed in published rulings. While We believe that the Policy does not give you investment control over Variable Account assets, We reserve the right to modify the Policy as necessary to prevent you from being treated as the Owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the Beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary's circumstances. You should consult a tax adviser on these consequences.


Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occurs, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on weather the Policy is classified as a MEC.



Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as MECs and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. A reduction in the death benefit below the lowest level of death benefit payable during the first seven Policy years could cause the Policy to become a MEC in certain circumstances. If you do not want your Policy to be classified as a MEC, you should consult a tax adviser to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.


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Variable Universal Life
INSURANCE

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           Federal Tax Considerations (continued)

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Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:


-- All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordi nary income subject to tax up to an amount equal to the excess (if any) of the Cash Value immediately before the distribution over the Owner's investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed. "Investment in the Policy" is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.



-- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.



-- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.


If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to con tinue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of preferred loans. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Policy Loans. In general, interest you pay on a loan from a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. You should consult a tax advisor before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.


Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax

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   The American Family Variable Universal Life Prospectus

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adviser as to tax attributes of the arrangement. In recent years, moreover,
Congress has adopted new rules relating to life insurance owned by businesses and the Internal Revenue Service issued new guidance regarding split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


Other Policy Owner Tax Matters. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

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Variable Universal Life
INSURANCE

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           Other Policy Information

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Payment of Policy Benefits

Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured's age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured's Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured's death.

Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured's death and all other requirements are satisfied, including receipt by Us at Our Administrative Service Center of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary's option, by establishing a Flexible Settlement Account in the Beneficiary's name, unless you have selected an alternative settlement option (see "Death Benefit--Insurance Proceeds" for a description of the Flexible Settlement Account"). We pay interest on the insurance proceeds as required by state law.

Settlement Options. In lieu of a lump sum payment on death, surrender, or maturity, you may elect one of the following fixed settlement options. Payment under fixed settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.5% per year applies to all fixed settlement options. We may pay additional interest in Our sole discretion.

Available as Fixed:

Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another fixed settlement option with a lesser fixed period. The minimum guarantee period is ten years.

Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Cash Value at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.

Lifetime--No Refund. Equal periodic payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or fixed settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.


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The Policy


The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.


Telephone Requests

We may accept telephone instructions from you regarding transfers, dollar cost averaging, automatic asset reallocation and loans, subject to the following conditions:


-- You must complete and sign Our telephone request form and send it to Us. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.



-- We will employ reasonable procedures to confirm that telephone instructions are genuine.



-- If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.



-- These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recorded telephone instructions received from you.



-- We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.


Our Right to Contest the Policy

In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, We will not contest the Policy after the Policy has been in force during the Primary Insured's lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured's lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.

We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.

Suicide Exclusion

If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.

If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.

Certain states may require suicide exclusion provisions that differ from those described herein.

Misstatement of Age or Gender

If the Insured's age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.

Modifying the Policy

Any modification or waiver of Our rights or requirements under the Policy must be in writing and signed by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent

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           Other Policy Information (continued)

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or other person may bind Us by waiving or changing any provision contained in the Policy.

Upon notice to you, We may modify the Policy:


-- to conform the Policy, Our operations, or the Variable Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;



-- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or



-- to reflect a change in the Variable Account's operation.


If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, We reserve the right to amend the provision to conform with these laws.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:


-- the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or



-- the SEC permits, by an order, the postponement of any payment for the protection of Owners; or



-- the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.


We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.


If mandated under applicable law, the Company may be required to block a policy owner's account and thereby refuse to pay any request for transfer, surender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator.


Reports to Owners

At least once each year, We will send you a report showing the following information as of the end of the report period:


-- the current Cash Value, Fixed Account Cash Value and Subaccount Cash Values



-- the current Surrender Value



-- the current death benefit



-- the current loan balance



-- any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)



-- any other information required by law


In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

Records

We will maintain all records relating to the Variable Account and the Fixed Account at Our Home Office or Our Administrative Service Center.

Policy Termination

Your Policy will terminate on the earliest of:


-- the Maturity Date;



-- the end of the grace period without a sufficient payment;



-- the date the Primary Insured dies;



-- or the date you surrender the Policy.


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   The American Family Variable Universal Life Prospectus

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Supplemental Benefits

Riders
Accelerated Death Benefit Rider

You may choose to add the Accelerated Death Benefit Rider (the "ACDB Rider") to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.

Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months.

Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.

Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy's termination date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.

We may request additional medical information from the Primary Insured's physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

1.  the terminal illness is the result of intentionally self-inflicted injury;
    or

2. you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy's values and the Policy's death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner's last known address or to that of any assignee of record at the Administrative Service Center at least 31 days before the Policy would terminate.


Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured's death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any outstanding accelerated death benefit plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero. There is no charge for the ACDB Rider.


If the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is in force at the time of a claim for the ACDB Rider, We will then waive the monthly deduction or the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of: (1) Our receipt of your written notice requesting termination of the Rider; or (2) surrender or other termination of the Policy.

Other Riders

In addition to the Accelerated Death Benefit Rider, the following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased

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           Other Policy Information (continued)

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when the Policy is issued. We deduct any monthly charges for these Riders from
Cash Value as part of the Monthly Deduction. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Variable Account. Your agent can help you determine whether certain of the Riders are suitable for you. These Riders may not be available in all states. Please contact Us for further details.


-- Accidental Death Benefit: This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured's Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of: (1) the Primary Insured's Attained Age 65; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (3) surrender or other termination of the Policy. If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage.



-- Additional Insured Rider: This Rider provides insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured's Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.



-- Children's Insurance: This Rider provides level term insurance on each of the Primary Insured's dependent children, until the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage; (4) the insured child converts the insurance coverage; or (5) the Primary Insured's Attained Age 75. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00 ($4.80 in Oregon). We reserve the right to increase this charge to a maximum monthly rate of $6.00.



-- Guaranteed Purchase Option Benefit: This Rider allows the coverage on the
   Primary Insured under the Base Policy to be increased up to six times without new evidence of insurability, without a change in the Primary Insured's Underwriting Class, and at the premium payment rate then in effect for the Primary Insured's Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of: (1) the Primary Insured's Attained Age 40;
   (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or (3) surrender or other termination of the Policy. If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.



-- Guaranteed Minimum Death Benefit: This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover the Monthly Deduc-tions, and the cumulative guaranteed minimum death benefit premium payment has been paid prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy;
   (3) the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or (4) 30 days after the Owner fails to pay the required premium. This Rider is avail-


46
   The American Family Variable Universal Life Prospectus

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   able at Policy issue only and on Option 1 policies only.


-- Waiver of Monthly Deductions: This Rider provides that, in the event of the Primary Insured's total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95, whichever comes first. This Rider may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured's Attained Age 60. (You may elect only one of the waiver options). If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly cost of insurance charge.



-- Waiver of Specified Premium Rider: This Rider provides that in the event of the Primary Insured's total disability (as defined in the Rider), between ages 5 and 60 and which continues for at least 6 months, We will credit the specified premium payment identified in the Rider to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Rider may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured's Attained Age 60. (You may elect only one of the waiver options). If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.


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           Performance Data

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In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Cash Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These Hypothetical Illustrations Are Designed to Show the Performance That Could Have Resulted If the Policy Had Been in Existence During the Period Illustrated and Are Not Indicative of Future Performance.

The values We illustrate for death benefit, Cash Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.

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           Additional Information

--------------------------------------------------------------------------------


Sale of the Policies

We have entered into a distribution agreement with American Family Securities LLC (the "Distributor") for the distribution and sale of the Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies. The Distributor is located at 6000 American Parkway, Madison, WI 53783-0001. The Distributor was organized under the laws of Wisconsin on July 13, 2000, as a limited liability company with a sole member that is a subsidiary of American Family Mutual Insurance Company, our parent. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

The Distributor offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about the Distributor and its reg-istered persons is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with the Distributor are also licensed as insurance agents in the states in which they do business and are appointed with Us.

We pay sales commissions for the sale of the Policies. During the first Policy year, the maximum sales commission payable will be approximately 80% of Target Premium and 3.75% of premium payments in excess of that amount. This commission may be returned if the Policy is not continued through the first Policy Year. The entire amount of the sales commissions is passed through the Distributor to the registered representative who sold the Policy. The Distributor does not retain any override as distributor for the Policies. However, the Distributor's operating and other expenses are paid for by American Family Mutual. Also, the Distributor receives 12b-1 fees from Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.

Because registered representatives of the Distributor are also Our agents, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that We offer, such as conferences, trips, prizes and awards.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any

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           Additional Information (continued)

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such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

Changes to the Variable Account

Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

1. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;

2. Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

3. Combine the Variable Account with other separate accounts, and/or create new separate accounts;

4. Deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5. Restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and

6.  Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

Legal Developments Regarding Unisex Actuarial Tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circum stances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

Voting Portfolio Shares

Even though We are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. James F. Eldridge has provided advice on

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           Additional Information (continued)

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certain matters relating to the laws of Wisconsin regarding the Policies and
Our issuance of the Policies.

Legal Proceedings

AFLIC, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, AFLIC believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Variable Account.

Experts


The Financial Statements have been included in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, independent accountants, given on the authority of that firm as experts in accounting and auditing. Actuarial matters included in the prospectus have been examined by John Christensen, Chief Actuary--Life/Health, as stated in his opinion filed as an exhibit to the Registration Statement.


Financial Statements


The financial statements for the Variable Account and the Company appear at the end of this pro-spectus. You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies.


Additional Information about the Company


We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and We are currently licensed to do business in Arizona, Colorado, Idaho, Illinois, Indiana, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oregon, South Carolina, South Dakota, Utah, Washington and Wisconsin. Our Administrative Service Center is located at P.O. Box 1296, Greenville, SC 29602.


We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

AFLIC's Executive Officers and Directors

We are governed by a board of directors. The following table sets forth the name, address, and principal occupation during the past five years of each of Our executive officers and directors. Each person's address is American Family Life Insurance Company, 6000 American Parkway, Madison, Wisconsin 53783-0001.

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           Board of Directors and Executive Officers

--------------------------------------------------------------------------------

Name                     Position with AFLIC                 Principal occupation during the last 5 years

Harvey Randall Pierce    Chairman of the Board and C.E.O.    Director since 2/99; President from 1/90 until 2/99;
                                                             C.E.O. from 2/99 until present.

David Ralph Anderson     Director, President and C.O.O.      Director, President and C.O.O. since 2/99;
                                                             Vice President, Information Systems, 1996-2/99;
                                                             Director, Accounting for AFMIC prior to 1996.

James Francis Eldridge   Director, Executive Vice President, Director, Executive Vice President, Legal; Secretary
                         Legal; Secretary                    since 1991.

John Brent Johnson       Director, Executive Vice President, Director, Executive Vice President, Finance;
                         Finance; Treasurer                  Treasurer since 2/99; Vice President, Controller
                                                             prior to 2/99.

Joseph William Tisserand Director, Vice President,           Director, Vice President, Operations since 8/96;
                         Operations                          Regional Vice President of AFMIC prior to 8/96.

Daniel Raymond DeSalvo   Director                            Director of AFLIC.

Daniel Robert Schultz    Vice President, Controller          Vice President, Controller since 2/99; Corporate
                                                             Tax Director of AFMIC prior to 2/99.

Thomas Syme King         Vice President, Investments         Vice President, Investments for AFLIC.

William Joseph Smith     Assistant Treasurer                 Assistant Treasurer for AFLIC.

James Walter Behrens     Assistant Secretary                 Assistant Secretary for AFLIC.

We hold the Variable Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees was issued by Travelers Casualty and Surety Company of America.

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           Appendix A

--------------------------------------------------------------------------------

Illustration of Death Benefits, Cash Values, and Surrender Values

The following illustrations have been prepared to help show how certain values under the Policy change with different rates of investment performance over an extended period of time. The hypothetical investment returns are provided only to illustrate the mechanics of a hypothetical Policy and do not represent past or future performance. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Cash Value will depend on factors such as the amounts you allocate to particular portfolios, the Monthly Deduction, the portfolios' expense ratios, and your policy loan and partial surrender history.

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Cash Value, and Surrender Value under a Policy covering a male insured of Age 55 on the Policy Date in the preferred underwriting class with a Specified Amount of $100,000, would change over time if the planned premium payments were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 5% or 10%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate policy values that would result based on assumptions that you pay the premiums indicated, and you do not make any partial surrenders or take any policy loans. The death benefits, Cash Values, and Surrender Values would be lower if the Insured was in a nonsmoker or smoker class since the cost of insurance charges would increase. The values under the Policy will be different from those shown even if the returns averaged 0%, 5% or 10%, but fluctuated over and under those averages throughout the years shown.

The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy, a Premium Charge of up to 7.5% (7.5% in Years 1-10 up to the Target Premium; 5.5% in Years 11+ up to the Target Premium; 3.5% on excess Premium), maximum policy fee of $6, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a premium charge of up to 7.5% in Years 1-10 up to the Target Premium; 5.5% in Years 11+ up to the Target Premium; 3.5% on excess Premium, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%, in Policy Years 1-10, and 0.45% thereafter. The illustrations assume no explicit charges for Federal or state taxes or charges for any Riders.


The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premium payments are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the mortality and expense risk charge listed above, is for Current Illustrations--1.83% in years 1-10, 1.38% in Years 11+, and for Guaranteed Illustrations -1.83% for all years. This total charge is based on an assumption that an owner allocates the Policy values equally among each Subaccount of the Variable Account.



The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of .93% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. For information on portfolio expenses, consult the Annual Portfolio Operating Expenses table in the Summary of this prospectus, and the respective expense and fee tables set forth in the portfolios' prospectuses.



After deducting portfolio expenses and mortality and expense risk charges, the illustrated gross annual investment rates of return of 0%, 5% or 10% would correspond to approximate net annual rates of -1.83%, 3.15%, and 8.15%, respectively, assuming guaranteed charges, and net annual rates of -1.83%, 3.15%, and 8.15%, respectively, assuming current charges for Years 1-10 (-1.38%, 3.60% and 8.60% for Years 11+).


                                                                            A-1
[LOGO] American Family
Variable Universal Life
INSURANCE

--------------------------------------------------------------------------------


Upon request, We will provide illustrations of future benefits under the Policy based upon the proposed Insured's age and underwriting class, the death benefit option, Specified Amount, planned premium payments, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

A-2
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


American Family Life Insurance Company Variable Universal Life Insurance Policy

$100,000 FACE AMOUNT MALE INSURED ISSUE AGE 55 PREFERRED

DEATH BENEFIT OPTION 1    ANNUAL PREMIUM $2,196.00


               ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      Guaranteed*(Net Rate of -1.83%) Current**(Net Rate of -1.83%)
          Premiums
 End    Accumulated
Policy   at 5% Int.    Cash      Surrender   Death     Cash     Surrender   Death
 Year  Per Year Value  Value       Value    Benefit    Value      Value    Benefit
   1    $  2,305.80   $1,133      $    0   $100,000   $ 1,336    $     0  $100,000
   2    $  4,726.89   $2,176      $    0   $100,000   $ 2,649    $     0  $100,000
   3    $  7,269.03   $3,127      $  327   $100,000   $ 3,913    $ 1,113  $100,000
   4    $  9,938.29   $3,982      $1,182   $100,000   $ 5,112    $ 2,312  $100,000
   5    $ 12,741.00   $4,731      $1,931   $100,000   $ 6,238    $ 3,438  $100,000
   6    $ 15,683.85   $5,395      $2,875   $100,000   $ 7,324    $ 4,804  $100,000
   7    $ 18,773.84   $5,935      $3,695   $100,000   $ 8,248    $ 6,008  $100,000
   8    $ 22,018.34   $6,337      $4,377   $100,000   $ 9,112    $ 7,152  $100,000
   9    $ 25,425.05   $6,582      $4,902   $100,000   $ 9,799    $ 8,119  $100,000
  10    $ 29,002.10   $6,651      $5,251   $100,000   $10,374    $ 8,974  $100,000
  11    $ 32,758.01   $6,570      $5,450   $100,000   $10,843    $ 9,723  $100,000
  12    $ 36,701.71   $6,279      $5,439   $100,000   $11,094    $10,254  $100,000
  13    $ 40,842.60   $5,760      $5,200   $100,000   $11,237    $10,677  $100,000
  14    $ 45,190.53   $4,990      $4,710   $100,000   $11,140    $10,860  $100,000
  15    $ 49,755.85   $3,940      $3,940   $100,000   $10,950    $10,950  $100,000
  16    $ 54,549.44   $2,565      $2,565   $100,000   $10,693    $10,693  $100,000
  17    $ 59,582.72   $  810      $  810   $100,000   $ 9,966    $ 9,966  $100,000
  18    $ 64,867.65   $    0      $    0   $      0   $ 8,915    $ 8,915  $100,000
  19    $ 70,416.84   $    0      $    0   $      0   $ 7,495    $ 7,495  $100,000
  20    $ 76,243.48   $    0      $    0   $      0   $ 5,652    $ 5,652  $100,000
  25    $110,049.14   $    0      $    0   $      0   $     0    $     0  $      0
  30    $153,194.69   $    0      $    0   $      0   $     0    $     0  $      0


* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, and Premium Charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, and Premium Charges.

The death benefit may, and the Cash Values and Surrender Values will differ if premium payments are made in different amounts or frequencies.


It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, Cash Value and Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0% over a period of years, but also fluctuated above or below that average for individual Policy Years. The death benefit, Cash Value and Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, but varied above or below that average for particular Subaccounts. Depending on the timing and degree of variation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more than the stated premium payment. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                            A-3
[LOGO] American Family
Variable Universal Life
INSURANCE

--------------------------------------------------------------------------------


American Family Life Insurance Company Variable Universal Life Insurance Policy

$100,000 FACE AMOUNT
                             MALE INSURED ISSUE AGE 55 PREFERRED

DEATH BENEFIT OPTION 2
                             ANNUAL PREMIUM $2,196.00


               ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                    Guaranteed*(Net Rate of -1.83%) Current**(Net Rate of -1.83%)
         Premiums
 End    Accumulated
 Policy at 5% Int.   Cash      Surrender   Death     Cash     Surrender   Death
 Year    Per Year    Value       Value    Benefit    Value      Value    Benefit
   1    $  2,305.80 $1,121      $    0   $101,121   $ 1,327    $    0   $101,327
   2    $  4,726.89 $2,141      $    0   $102,141   $ 2,622    $    0   $102,622
   3    $  7,269.03 $3,058      $  258   $103,058   $ 3,860    $1,060   $103,860
   4    $  9,938.29 $3,866      $1,066   $103,866   $ 5,024    $2,224   $105,024
   5    $ 12,741.00 $4,556      $1,756   $104,556   $ 6,103    $3,303   $106,103
   6    $ 15,683.85 $5,147      $2,627   $105,147   $ 7,130    $4,610   $107,130
   7    $ 18,773.84 $5,599      $3,359   $105,599   $ 7,973    $5,733   $107,973
   8    $ 22,018.34 $5,897      $3,937   $105,897   $ 8,745    $6,785   $108,745
   9    $ 25,425.05 $6,023      $4,343   $106,023   $ 9,312    $7,632   $109,312
   10   $ 29,002.10 $5,957      $4,557   $105,957   $ 9,750    $8,350   $109,750
   11   $ 32,758.01 $5,728      $4,608   $105,728   $10,047    $8,927   $110,047
   12   $ 36,701.71 $5,278      $4,438   $105,278   $10,092    $9,252   $110,092
   13   $ 40,842.60 $4,594      $4,034   $104,594   $10,014    $9,454   $110,014
   14   $ 45,190.53 $3,661      $3,381   $103,661   $ 9,664    $9,384   $109,664
   15   $ 49,755.85 $2,461      $2,461   $102,461   $ 9,217    $9,217   $109,217
   16   $ 54,549.44 $  962      $  962   $100,962   $ 8,700    $8,700   $108,700
   17   $ 59,582.72 $    0      $    0   $      0   $ 7,670    $7,670   $107,670
   18   $ 64,867.65 $    0      $    0   $      0   $ 6,307    $6,307   $106,307
   19   $ 70,416.84 $    0      $    0   $      0   $ 4,584    $4,584   $104,584
   20   $ 76,243.48 $    0      $    0   $      0   $ 2,468    $2,468   $102,468
   25   $110,049.14 $    0      $    0   $      0   $     0    $    0   $      0
   30   $153,194.69 $    0      $    0   $      0   $     0    $    0   $      0


* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, and Premium Charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, and Premium Charges.

The death benefit may, and the Cash Values and Surrender Values will differ if premium payments are made in different amounts or frequencies.


It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, Cash Value and Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0% over a period of years, but also fluctuated above or below that average for individual Policy Years. The death benefit, Cash Value and Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, but varied above or below that average for particular Subaccounts. Depending on the timing and degree of variation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more than the stated premium payment. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



A-4 The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------

American Family Life Insurance Company Variable Universal Life Insurance Policy

$100,000 FACE AMOUNT         MALE INSURED ISSUE AGE 55 PREFERRED

DEATH BENEFIT OPTION 1       ANNUAL PREMIUM $2,196.00


               ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 5%
                     Guaranteed*(Net Rate of 3.17%) Current**(Net Rate of 3.17%)
          Premiums
   End   Accumulated
  Policy at 5% Int.    Cash     Surrender   Death    Cash     Surrender  Death
   Year   Per Year     Value      Value    Benefit   Value      Value   Benefit
    1    $  2,305.80 $ 1,212     $     0  $100,000  $ 1,420    $     0  $100,000
    2    $  4,726.89 $ 2,391     $     0  $100,000  $ 2,887    $    87  $100,000
    3    $  7,269.03 $ 3,535     $   735  $100,000  $ 4,376    $ 1,576  $100,000
    4    $  9,938.29 $ 4,636     $ 1,836  $100,000  $ 5,872    $ 3,072  $100,000
    5    $ 12,741.00 $ 5,684     $ 2,884  $100,000  $ 7,364    $ 4,564  $100,000
    6    $ 15,683.85 $ 6,698     $ 4,178  $100,000  $ 8,888    $ 6,368  $100,000
    7    $ 18,773.84 $ 7,635     $ 5,395  $100,000  $10,322    $ 8,082  $100,000
    8    $ 22,018.34 $ 8,478     $ 6,518  $100,000  $11,764    $ 9,804  $100,000
    9    $ 25,425.05 $ 9,205     $ 7,525  $100,000  $13,096    $11,416  $100,000
    10   $ 29,002.10 $ 9,795     $ 8,395  $100,000  $14,383    $12,983  $100,000
    11   $ 32,758.01 $10,268     $ 9,148  $100,000  $15,650    $14,530  $100,000
    12   $ 36,701.71 $10,562     $ 9,722  $100,000  $16,773    $15,933  $100,000
    13   $ 40,842.60 $10,650     $10,090  $100,000  $17,852    $17,292  $100,000
    14   $ 45,190.53 $10,503     $10,223  $100,000  $18,766    $18,486  $100,000
    15   $ 49,755.85 $10,085     $10,085  $100,000  $19,649    $19,649  $100,000
    16   $ 54,549.44 $ 9,343     $ 9,343  $100,000  $20,523    $20,523  $100,000
    17   $ 59,582.72 $ 8,208     $ 8,208  $100,000  $21,029    $21,029  $100,000
    18   $ 64,867.65 $ 6,591     $ 6,591  $100,000  $21,288    $21,288  $100,000
    19   $ 70,416.84 $ 4,380     $ 4,380  $100,000  $21,259    $21,259  $100,000
    20   $ 76,243.48 $ 1,443     $ 1,443  $100,000  $20,890    $20,890  $100,000
    25   $110,049.14 $     0     $     0  $      0  $11,204    $11,204  $100,000
    30   $153,194.69 $     0     $     0  $      0  $     0    $     0  $      0


* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, and Premium Charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, and Premium Charges.

The death benefit may, and the Cash Values and Surrender Values will differ if premium payments are made in different amounts or frequencies.


It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, Cash Value and Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 5% over a period of years, but also fluctuated above or below that average for individual Policy Years. The death benefit, Cash Value and Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the Policy averaged 5%, but varied above or below that average for particular Subaccounts. Depending on the timing and degree of variation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more than the stated premium payment. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                            A-5
[LOGO] American Family
Variable Universal Life
INSURANCE

--------------------------------------------------------------------------------

American Family Life Insurance Company Variable Universal Life Insurance Policy

$100,000 FACE AMOUNT         MALE INSURED ISSUE AGE 55 PREFERRED
DEATH BENEFIT OPTION 2       ANNUAL PREMIUM $2,196.00



               ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 5%
                     Guaranteed*(Net Rate of 3.17%) Current** (Net Rate of 3.17%)
          Premiums
   End   Accumulated
  Policy at 5% Int.   Cash      Surrender   Death    Cash     Surrender   Death
   Year   Per Year    Value       Value    Benefit   Value      Value    Benefit
     1   $  2,305.80 $1,199      $    0   $101,199  $ 1,410    $     0  $101,410
     2   $  4,726.89 $2,353      $    0   $102,353  $ 2,858    $    58  $102,858
     3   $  7,269.03 $3,457      $  657   $103,457  $ 4,317    $ 1,517  $104,317
     4   $  9,938.29 $4,501      $1,701   $104,501  $ 5,769    $ 2,969  $105,769
     5   $ 12,714.00 $5,472      $2,672   $105,472  $ 7,201    $ 4,401  $107,201
     6   $ 15,683.85 $6,386      $3,866   $106,386  $ 8,646    $ 6,126  $108,646
     7   $ 18,773.84 $7,197      $4,957   $107,197  $ 9,968    $ 7,728  $109,968
     8   $ 22,018.34 $7,883      $5,923   $107,883  $11,274    $ 9,314  $111,274
     9   $ 25,425.05 $8,420      $6,740   $108,420  $12,426    $10,746  $112,426
    10   $ 29,002.10 $8,780      $7,380   $108,780  $13,492    $12,092  $113,492
    11   $ 32,758.01 $8,983      $7,863   $108,983  $14,471    $13,351  $114,471
    12   $ 36,701.71 $8,962      $8,122   $108,962  $15,233    $14,393  $115,233
    13   $ 40,842.62 $8,691      $8,131   $108,691  $15,895    $15,335  $115,895
    14   $ 45,190.53 $8,143      $7,863   $108,143  $16,302    $16,022  $116,302
    15   $ 49,755.85 $7,286      $7,286   $107,286  $16,618    $16,618  $116,618
    16   $ 54,549.44 $6,072      $6,072   $106,072  $16,868    $16,868  $116,868
    17   $ 59,582.72 $4,446      $4,446   $104,446  $16,592    $16,592  $116,592
    18   $ 64,867.65 $2,337      $2,337   $102,337  $15,951    $15,951  $115,951
    19   $ 70,416.84 $    0      $    0   $      0  $14,897    $14,897  $114,897
    20   $ 76,243.48 $    0      $    0   $      0  $13,377    $13,377  $113,377
    25   $110,049.14 $    0      $    0   $      0  $     0    $     0  $      0
    30   $153,194.69 $    0      $    0   $      0  $     0    $     0  $      0


* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, and Premium Charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, and Premium Charges.

The death benefit may, and the Cash Values and Surrender Values will differ if premium payments are made in different amounts or frequencies.


It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, Cash Value and Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 5% over a period of years, but also fluctuated above or below that average for individual Policy Years. The death benefit, Cash Value and Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the Policy averaged 5%, but varied above or below that average for particular Subaccounts. Depending on the timing and degree of variation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more than the stated premium payment. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


A-6
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------


American Family Life Insurance Company Variable Universal Life Insurance Policy

$100,000 FACE AMOUNT
                           MALE INSURED ISSUE AGE 55 PREFERRED

DEATH BENEFIT OPTION 1
                           ANNUAL PREMIUM $2,196.00


             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 10%
                    Guaranteed*(Net Rate of 8.17%) Current**(Net Rate of 8.17%)
         Premiums
 End    Accumulated
 Policy at 5% Int.    Cash     Surrender   Death     Cash    Surrender  Death
 Year    Per Year     Value      Value    Benefit    Value     Value   Benefit
   1    $  2,305.80 $ 1,290     $     0  $100,000  $  1,504  $      0  $100,000
   2    $  4,726.89 $ 2,615     $     0  $100,000  $  3,134  $    334  $100,000
   3    $  7,269.03 $ 3,975     $ 1,175  $100,000  $  4,873  $  2,073  $100,000
   4    $  9,938.29 $ 5,367     $ 2,567  $100,000  $  6,715  $  3,915  $100,000
   5    $ 12,714.00 $ 6,788     $ 3,988  $100,000  $  8,659  $  5,859  $100,000
   6    $ 15,683.85 $ 8,261     $ 5,741  $100,000  $ 10,750  $  8,230  $100,000
   7    $ 18,773.84 $ 9,753     $ 7,513  $100,000  $ 12,879  $ 10,639  $100,000
   8    $ 22,018.34 $11,252     $ 9,292  $100,000  $ 15,153  $ 13,193  $100,000
   9    $ 25,425.05 $12,745     $11,065  $100,000  $ 17,471  $ 15,791  $100,000
   10   $ 29,002.10 $14,217     $12,817  $100,000  $ 19,907  $ 18,507  $100,000
   11   $ 32,758.01 $15,701     $14,581  $100,000  $ 22,537  $ 21,417  $100,000
   12   $ 36,701.71 $17,144     $16,304  $100,000  $ 25,241  $ 24,401  $100,000
   13   $ 40,842.60 $18,533     $17,973  $100,000  $ 28,137  $ 27,577  $100,000
   14   $ 45,190.53 $19,852     $19,572  $100,000  $ 31,144  $ 30,864  $100,000
   15   $ 49,755.85 $21,082     $21,082  $100,000  $ 34,410  $ 34,410  $100,000
   16   $ 54,549.44 $22,190     $22,190  $100,000  $ 37,991  $ 37,991  $100,000
   17   $ 59,582.72 $23,134     $23,134  $100,000  $ 41,645  $ 41,645  $100,000
   18   $ 64,867.65 $23,855     $23,855  $100,000  $ 45,527  $ 45,527  $100,000
   19   $ 70,416.84 $24,282     $24,282  $100,000  $ 49,675  $ 49,675  $100,000
   20   $ 76,243.48 $24,332     $24,332  $100,000  $ 54,137  $ 54,137  $100,000
   25   $110,049.14 $15,182     $15,182  $100,000  $ 84,188  $ 84,188  $100,000
   30   $153,194.69 $     0     $     0  $      0  $136,584  $136,584  $143,413


* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, and Premium Charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, and Premium Charges.

The death benefit may, and the Cash Values and Surrender Values will differ if premium payments are made in different amounts or frequencies.


It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, Cash Value and Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 10% over a period of years, but also fluctuated above or below that average for individual Policy Years. The death benefit, Cash Value and Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the Policy averaged 10%, but varied above or below that average for particular Subaccounts. Depending on the timing and degree of variation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more than the stated premium payment. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                            A-7
[LOGO] American Family
Variable Universal Life
INSURANCE

--------------------------------------------------------------------------------


American Family Life Insurance Company Variable Universal Life Insurance Policy

$100,000 FACE AMOUNT MALE INSURED ISSUE AGE 55 PREFERRED

DEATH BENEFIT OPTION 2    ANNUAL PREMIUM $2,196.00


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 10%
                     Guaranteed*(Net Rate of 8.17%) Current**(Net Rate of 8.17%)
          Premiums
   End   Accumulated
  Policy at 5% Int.    Cash     Surrender   Death    Cash     Surrender  Death
   Year   Per Year     Value      Value    Benefit   Value      Value   Benefit
     1   $  2,305.80 $ 1,277     $     0  $101,277  $ 1,494    $     0  $101,494
     2   $  4,726.89 $ 2,573     $     0  $102,573  $ 3,102    $   302  $103,102
     3   $  7,269.03 $ 3,886     $ 1,086  $103,886  $ 4,806    $ 2,006  $104,806
     4   $  9,938.29 $ 5,210     $ 2,410  $105,210  $ 6,595    $ 3,795  $106,595
     5   $ 12,741.00 $ 6,533     $ 3,733  $106,533  $ 8,463    $ 5,663  $108,463
     6   $ 15,683.85 $ 7,873     $ 5,353  $107,873  $10,450    $ 7,930  $110,450
     7   $ 18,773.84 $ 9,187     $ 6,947  $109,187  $12,426    $10,186  $112,426
     8   $ 22,018.34 $10,455     $ 8,495  $110,455  $14,504    $12,544  $114,504
     9   $ 25,425.05 $11,650     $ 9,970  $111,650  $16,551    $14,871  $116,551
    10   $ 29,002.10 $12,744     $11,344  $112,744  $18,639    $17,239  $118,639
    11   $ 32,758.01 $13,756     $12,636  $113,756  $20,798    $19,678  $120,798
    12   $ 36,701.71 $14,614     $13,774  $114,614  $22,883    $22,043  $122,883
    13   $ 40,842.60 $15,286     $14,726  $115,286  $25,017    $24,457  $125,017
    14   $ 45,190.53 $15,738     $15,458  $115,738  $27,049    $26,769  $127,049
    15   $ 49,755.85 $15,928     $15,928  $115,928  $29,147    $29,147  $129,147
    16   $ 54,549.44 $15,795     $15,795  $115,795  $31,347    $31,347  $131,347
    17   $ 59,582.72 $15,268     $15,268  $115,268  $33,189    $33,189  $133,189
    18   $ 64,867.65 $14,256     $14,256  $114,256  $34,824    $34,824  $134,824
    19   $ 70,416.84 $12,653     $12,653  $112,653  $36,202    $36,202  $136,202
    20   $ 76,243.48 $10,348     $10,348  $110,348  $37,259    $37,259  $137,259
    25   $110,049.14 $     0     $     0  $      0  $35,036    $35,036  $135,036
    30   $153,194.69 $     0     $     0  $      0  $11,571    $11,571  $111,571


* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, and Premium Charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, and Premium Charges.

The death benefit may, and the Cash Values and Surrender Values will differ if premium payments are made in different amounts or frequencies.


It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, Cash Value and Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 10% over a period of years, but also fluctuated above or below that average for individual Policy Years. The death benefit, Cash Value and Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the Policy averaged 10%, but varied above or below that average for particular Subaccounts. Depending on the timing and degree of variation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the Policy unless the Owner pays more than the stated premium payment. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


A-8
   The American Family Variable Universal Life Prospectus

           Appendix B


--------------------------------------------------------------------------------

                       Report of Independent Accountants

Board of Directors
American Family Life Insurance Company
Madison, Wisconsin

In our opinion, the accompanying balance sheets and the related statements of income, changes in stockholders' equity and cash flows present fairly, in all material respects, the financial position of American Family Life Insurance Company (herein referred to as the "Company") at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

February 22, 2002

[LOGO] American Family
Variable Universal Life
INSURANCE

           American Family Life Insurance Company

           Balance Sheets
           December 31, 2001 and 2000
           (In Thousands, Except Per Share and Share Amounts)

--------------------------------------------------------------------------------

                                                                             2001       2000
                                                                          ---------- ----------
                                 ASSETS
                                 ------
Cash and investments:
   Bonds, available for sale                                              $2,129,068 $2,038,899
   Common stock                                                               94,295         --
   Mortgage loans on real estate                                             187,498    174,804
   Policy loans                                                              160,140    149,659
   Cash                                                                        3,575        735
   Short-term investments                                                     42,422     31,565
   Other assets                                                                6,770     10,171
                                                                          ---------- ----------
       Total cash and invested assets                                      2,623,768  2,405,833
Investment income receivable                                                  32,292     31,794
Reinsurance receivables                                                       16,303      3,215
Accounts receivable--affiliates                                                1,839      2,152
Deferred policy acquisition costs                                            432,558    429,308
Deferred tax asset                                                                --     10,287
Other assets                                                                  12,729     10,229
Separate account assets                                                        3,535         --
       Total assets                                                       $3,123,024 $2,892,818
                                                                          ========== ==========

                                                                             2001       2000
                                                                          ---------- ----------
                              LIABILITIES
                              -----------
Liabilities for life policies and deposit contracts                       $2,337,253 $2,185,122
Policy and contract claims                                                    15,361     10,484
Policyholders' dividends payable                                              22,770     26,944
Accrued expenses                                                              30,683     31,333
Taxes payable to affiliate                                                    20,054     10,211
Deferred tax liability                                                         2,466         --
Other liabilities                                                             31,232     31,261
Separate account liabilities                                                   3,535         --
                                                                          ---------- ----------
       Total liabilities                                                   2,463,354  2,295,355
                          STOCKHOLDER'S EQUITY
                          --------------------
Common stock, $250 par value at December 31, 2001 and 2000; 10,000 shares
  authorized, issued and outstanding at December 31, 2001 and 2000             2,500      2,500
Additional paid-in capital                                                     1,000      1,000
Retained earnings                                                            630,218    589,343
Accumulated other comprehensive income (loss)                                 25,952      4,620
                                                                          ---------- ----------
       Total stockholder's equity                                            659,670    597,463
                                                                          ---------- ----------
       Total liabilities and stockholder's equity                         $3,123,024 $2,892,818
                                                                          ========== ==========

  The accompanying notes are an integral part of these financial statements.

           American Family Life Insurance Company

           Statements of Income
           For the Years Ended December 31, 2001, 2000 and 1999
           (In Thousands)

--------------------------------------------------------------------------------

                                                                       2001      2000      1999
                                                                     --------  --------  --------
Revenues:
   Premiums, fees and annuity considerations                         $281,508  $277,157  $262,381
   Consideration for supplemental contracts with life contingencies       847     1,037     1,521
   Net investment income                                              171,480   162,663   153,292
   Net realized investment gains (losses)                              (1,662)     (658)     (744)
   Other                                                                8,481     2,560     1,365
                                                                     --------  --------  --------
       Total revenues                                                 460,654   442,759   417,815
                                                                     --------  --------  --------
Benefits and expenses:
   Policy and contract claims and other benefits                      110,175   111,697    92,317
   Dividends to policyholders                                          43,192    38,163    39,579
   Change in future policy benefits                                   137,066   171,650   139,690
   Deposit contract interest                                           15,944    15,397    15,863
   Commissions                                                         15,497    22,384     7,432
   Other expenses                                                      74,050    33,030    62,808
                                                                     --------  --------  --------
       Total benefits and expenses                                    395,924   392,321   357,689
                                                                     --------  --------  --------
       Income (loss) before income taxes                               64,730    50,438    60,126
                                                                     ========  ========  ========
Income taxes:
   Current                                                             22,589    11,833    16,991
   Deferred                                                             1,266     8,332     3,490
                                                                     ========  ========  ========
       Total income tax expense (benefit)                              23,855    20,165    20,481
                                                                     ========  ========  ========
       Net income (loss)                                             $ 40,875  $ 30,273  $ 39,645
                                                                     ========  ========  ========




  The accompanying notes are an integral part of these financial statements.

           American Family Life Insurance Company

           Statements of Changes in Stockholder's Equity
           For the Years Ended December 31, 2001, 2000 and 1999 (In Thousands)

--------------------------------------------------------------------------------

                                                   2001               2000               1999
                                            -----------------  -----------------  ------------------
Common stock:
   Balance, beginning of year                        $  2,500           $  2,500            $  1,000
   Stock dividend                                          --                 --               1,500
                                                     --------           --------            --------
   Balance, end of year                                 2,500              2,500               2,500
                                                     --------           --------            --------
Additional paid-in-capital:
   Balance at beginning and end of year                 1,000              1,000               1,000
                                                     --------           --------            --------
Retained earnings:
   Balance at beginning of year                       589,343            559,070             520,925
   Stock dividend                                          --                 --              (1,500)
   Net income                               $40,875    40,875  $30,273    30,273  $ 39,645    39,645
                                                     --------           --------            --------
   Balance at end of year                             630,218            589,343             559,070
                                                     --------           --------            --------
Accumulated other comprehensive income:
   Balance at beginning of year                         4,620            (17,405)             36,703
   Change in unrealized gains/losses on
     securities (net of tax of $9,984,
     $11,453 and ($28,544)) and a shadow
     DAC adjustment of $22,930, $22,660
     and ($54,738) in 2001, 2000 and
     1999, respectively)                     18,541    18,541   21,270    21,270   (53,010)  (53,010)
   Less: reclassification adjustment for
     (losses) gains included in net income
     (net of tax of ($1,503), ($407) and
     $591) in 2001, 2000 and 1999,
     respectively)                           (2,791)   (2,791)    (755)     (755)    1,098     1,098
                                                     --------           --------            --------
   Balance at end of year                              25,952              4,620             (17,405)
                                            -------  --------  -------  --------  --------  --------
   Comprehensive income (loss)              $62,207            $52,298            $(14,463)
                                            =======            =======            ========
       Total stockholder's equity                    $659,670           $597,463            $545,165
                                                     ========           ========            ========


  The accompanying notes are an integral part of these financial statements.

           American Family Life Insurance Company

           Statements of Cash Flows
           For the Years Ended December 31, 2001, 2000 and 1999 (In Thousands)

--------------------------------------------------------------------------------

                                                                            2001       2000       1999
                                                                          ---------  ---------  ---------
Cash flows from operating activities:
   Net income                                                             $  40,875  $  30,273  $  39,645
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Insurance liabilities                                                128,210    140,436    113,481
       Interest credited to insurance and deposit liabilities                43,582     41,193     40,884
       Fees charged to insurance and deposit liabilities                    (27,031)   (24,859)   (23,318)
       Amortization of investment income                                     (1,855)    (1,327)    (1,210)
       Deferred acquisition costs                                           (26,180)   (20,447)   (44,055)
       Net realized investment (gains) losses                                 1,662        658        744
       Other                                                                (20,408)   (59,781)   (15,833)
                                                                          ---------  ---------  ---------
           Net cash provided by (used in) operating activities              138,855    106,146    110,338
                                                                          ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from sales/maturities of bonds                                  328,962    221,582    259,201
   Proceeds from sale of stocks                                              11,205         --         --
   Proceeds from sales of other investments                                  17,126     16,265     17,064
   Purchases of bonds                                                      (361,378)  (283,164)  (368,816)
   Purchases of stocks                                                     (107,311)        --         --
   Purchases of other investments                                           (29,820)   (45,762)   (37,924)
   Net purchases and sales of short-term investments                        (10,857)   (22,747)    25,092
                                                                          ---------  ---------  ---------
           Net cash provided by (used in) investing activities             (152,073)  (113,826)  (105,383)
                                                                          ---------  ---------  ---------
Cash flows from financing activities:
   Deposits to insurance and deposit liabilities                             75,279     78,169     72,978
   Withdrawals from insurance and deposit liabilities                       (59,221)   (78,379)   (71,428)
                                                                          ---------  ---------  ---------
           Net cash provided by (used in) financing activities               16,058       (210)     1,550
                                                                          =========  =========  =========
Net change in cash                                                            2,840     (7,890)     6,505
Cash, beginning of year                                                         735      8,625      2,120
                                                                          =========  =========  =========
Cash, end of year                                                         $   3,575  $     735  $   8,625
                                                                          =========  =========  =========



  The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

American Family Life Insurance Company (the "Company") is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company ("AFMIC").

The Company operates in the life insurance industry. It markets whole life, term life, fixed and variable universal life and fixed and variable annuity products to provide financial protection for qualified individuals, families and business enterprises. It sells these products through a multi-line, exclusive agency force in fifteen states. The Company also writes a small amount of credit insurance, group life insurance and structured settlements business primarily as a service to its affiliates.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company utilizes significant estimates and assumptions in the calculation of deferred acquisition costs, deferred taxes and insurance liabilities. Actual results could differ from those estimates.

The significant accounting policies are as follows:

a. Investments

The Company may dispose of bonds prior to their scheduled maturity due to changes in interest rates, prepayments, tax and credit considerations, liquidity or regulatory capital requirements or other similar factors. As a result, the Company considers all of its bonds as available -for-sale. All common stocks are also classified as available -for-sale. Available -for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred income taxes, reported as a component of accumulated other comprehensive income until realized. Fair values for issues traded on public exchanges are based on the market prices in such exchanges at year end. For issues that are not traded on public exchanges, fair values are estimated based on market comparables or internal analysis. If there is a decline in an investment's net realizable value that is other than temporary, it is recorded as a realized loss and the cost of the investment is reduced to its estimated fair value. Short-term investments, which include commercial paper and money market funds, are recorded at amortized cost, which approximates fair value.

Mortgage loans on real estate are generally carried at their aggregate unpaid principal balances. Policy loans are stated at the aggregate of unpaid loan balances.

Investment income is recorded when earned. Realized gains and losses on sales of investments are determined on a specific identification basis and are recorded in the accompanying statements of income.

b. Deferred Policy Acquisition Costs

Costs which vary with and are primarily related to the acquisition of new business are deferred to the extent that such costs are deemed recoverable. These costs include commissions, certain costs of policy issuance and underwriting and certain agency expenses. For non-participatory traditional life contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities. For participatory traditional life contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets. For universal life-type and investment-type contracts, deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For participatory traditional life insurance contracts, the accumulated amortization is adjusted (whether an increase or a

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross profits. For non-participatory traditional and most other contracts, the unamortized asset balance is reduced by a charge to income only when the sum of the present value of discounted future cash flows and the policy liabilities are not sufficient to cover such asset balance. For universal life-type contracts and investment-type contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest that accrues to the policies) of expected gross profits.

Deferred policy acquisition costs are also adjusted when bonds are recorded at fair value for participating traditional life products, universal life-type contracts and investment-type contracts. This adjustment reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

c. Liabilities for Life Policies and Deposit Contracts

For non-participating traditional and limited payment life insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends. These assumptions are made at the time the contract is issued and are consistent with those that were developed in the process for pricing products. Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviation from selected assumptions.

For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance. Annuities in payout status use contract interest rates and either the 1983 or 2000 Immediate Annuity Mortality table.

For participating policies, reserves are calculated based on the net level policy benefit reserve. Interest assumptions are consistent with the policy dividend formula and mortality assumptions are based on the 1980 CSO table. Interest rates on current issues are between 5.0% and 4.0% in both 2001 and 2000. Interest rates on all other issues are between 4.5% and 2.5% at both 2001 and 2000. The amount of dividends to be paid is determined annually.

The information below shows reserves by type of contract (in thousands):

                                                                      December 31, 2001 December 31, 2000
                                                                      ----------------  ----------------
Deposit-type liabilities:
   Universal life                                                     $  360,568  15.4% $  338,023  15.5%
   Deferred annuities                                                    154,037   6.6%    153,947   7.0%
   Variable universal life                                                    --   0.0%         --   0.0%
   Variable annuities                                                         17   0.0%         --   0.0%
   Supplemental contracts not Including life contingencies,
     structured settlements, dividend accumulations and premium
     deposits                                                            280,462  12.0%    269,503  12.3%
Insurance-type liabilities:
   Participating traditional life                                      1,368,699  58.6%  1,275,907  58.4%
   Non-participating life                                                140,928   6.0%    115,245   5.3%
   Payout annuities                                                       31,316   1.3%     29,277   1.3%
Other insurance reserves                                                   1,226   0.1%      3,220   0.2%
                                                                      ---------- -----  ---------- -----
       Total liabilities for life policies and deposit contracts      $2,337,253 100.0% $2,185,122 100.0%
                                                                      ========== =====  ========== =====

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


d. Income Taxes

The Company is included in the federal consolidated tax return of AFMIC. The consolidated AFMIC group is subject to a tax allocation agreement under which each member's tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group.

Deferred federal income taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates. The effect on deferred income taxes for a change in tax rates is recognized in income in the period of enactment. Deferred income tax assets are valued based upon the expectation of future realization on a "more likely than not" basis. A valuation allowance is established for that portion of deferred income tax assets which cannot meet this realization standard. At December 31, 2001 and 2000, a valuation allowance was not established because the Company's analysis indicates that it is more likely than not that the deferred income tax assets will be realized in future periods.

e. Premium Income and Annuity Considerations

Premiums and annuity considerations are generally recognized as income when due. Benefits and expenses are recognized as a level percentage of earned premiums by providing for future policy benefits and by amortizing deferred policy acquisition costs. Premium income is recorded net of premiums due to reinsurers.

For deposit contracts without significant mortality risk and for contracts that permit either the Company or the insured to make changes in the contract terms, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense. Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties. Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

f. Intercompany Expense Allocation

The Company shares certain administrative, occupancy and marketing expenses with AFMIC and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to the estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Allocated expenses amounted to approximately $53,120,000, $43,950,000 and $41,444,000 for 2001, 2000 and 1999, respectively.

g. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished by cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. The liabilities for life policies and contracts are shown gross of reserve credits, which have been classified as reinsurance receivables in the balance sheet.

A contingent liability exists to the Company to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

h. Statements of Cash Flows

The Company paid income taxes of $11,628,000, $15,099,000 and $8,262,000 in
2001, 2000 and 1999, respectively.

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


i. Separate Accounts

Separate account assets include segregated funds invested as designated by the variable life insurance and variable annuity policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. The assets (principally investments) and liabilities (principally to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company's net income.

j. Reclassifications

Certain reclassifications have been made in the accompanying financial statements to 2000 and 1999 amounts to allow for consistent financial reporting.

2. Financial Instruments

a. Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of financial instruments for which it is practicable to estimate that value:

Bonds and Common Stocks

Fair values for issues traded on public exchanges are based on the last reported sales price at year end. For issues not traded in public exchanges, fair values were estimated based on market comparables or internal analysis.

Mortgage loans on real estate

The fair value of mortgage loans on real estate is estimated by discounting future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans

Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value for them. The interest rate for policy loans on current issues was 7.40% and 8.0% in 2001 and 2000, respectively.

Separate Accounts

The assets of the separate accounts are stated at fair value.

Supplemental contracts without life contingencies and structured settlements

Fair values for supplemental contracts without life contingencies and structured settlements are based on the present value of expected payments using current crediting interest rates.

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


The estimated fair values of the Company's financial instruments that are not disclosed on the face of the balance sheet or elsewhere in the notes, are as follows (in thousands):

                                                       December 31, 2001   December 31, 2000
                                                      ------------------- -------------------
                                                      Carrying Estimated  Carrying Estimated
                                                       Amount  Fair Value  Amount  Fair Value
                                                      -------- ---------- -------- ----------
Financial assets:
   Mortgage loans on real estate                      $187,498  $199,032  $174,804  $181,785
Financial liabilities:
   Supplemental contracts without life contingencies     9,311     9,405     9,219     9,196
   Structured settlements                               81,584    89,577    79,159    87,680

b. Common Stock

The aggregate cost of common stocks at December 31, 2001 and 2000 was $95,388,000 and $0, respectively. Net unrealized appreciation of common stocks stated at market includes gross unrealized gains of $3,412,000 and $0 and gross unrealized losses of $4,505,000 and $0 at December 31, 2001 and 2000, respectively.

c. Bonds

The amortized cost and estimated fair value of bonds, including short-term investments, at December 31, 2001 and 2000 are as follows (in thousands):

                                                                           December 31, 2001
                                                            -----------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated Fair
                                                              Cost        Gain       Loss        Value
                                                            ---------- ---------- ---------- --------------
U.S. Treasury securities and obligations of U.S. Government
  corporations and agencies                                 $   50,959  $ 2,062    $    (66)   $   52,955
Obligations of state and political subdivisions                 17,661      478          (6)       18,133
Public utilities                                               147,002    7,091        (657)      153,436
Industrial and other corporate                               1,287,587   48,122     (14,535)    1,321,174
Mortgage-backed securities                                     264,605   11,772         (10)      276,367
Asset-backed securities                                        336,609   13,033        (217)      349,425
                                                            ----------  -------    --------    ----------
       Total                                                $2,104,423  $82,558    $(15,491)   $2,171,490
                                                            ==========  =======    ========    ==========

                                                                           December 31, 2000
                                                            -----------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated Fair
                                                              Cost        Gain       Loss        Value
                                                            ---------- ---------- ---------- --------------
U.S. Treasury securities and obligations of U.S. Government
  corporations and agencies                                 $   79,767  $ 1,376    $   (612)   $   80,531
Obligations of state and political subdivisions                 21,450      259        (110)       21,599
Public utilities                                               123,401    3,720        (120)      127,001
Industrial and other corporate                               1,244,173   21,255     (28,306)    1,237,122
Mortgage-backed securities                                     283,517    7,278        (491)      290,304
Asset-backed securities                                        307,930    7,069      (1,092)      313,907
                                                            ----------  -------    --------    ----------
       Total                                                $2,060,238  $40,957    $(30,731)   $2,070,464
                                                            ==========  =======    ========    ==========

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


The amortized cost and estimated fair value of bonds, including short-term investments, by contractual maturity, at December 31, 2001 are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                   December 31, 2001
                                               -------------------------
                                               Amortized  Estimated Fair
                                                 Cost         Value
                                               ---------- --------------
        Due in one year or less                $  169,310   $  171,987
        Due after one year through five years     560,412      585,699
        Due after five years through ten years    606,537      619,565
        Due after ten years                       166,950      168,447
                                               ----------   ----------
               Subtotal                         1,503,209    1,545,698
        Mortgage-backed securities                264,605      276,367
        Asset-backed securities                   336,609      349,425
                                               ----------   ----------
               Total                           $2,104,423   $2,171,490
                                               ==========   ==========

Proceeds from sales of long-term bonds during 2001, 2000 and 1999 were $46,003,000, $44,007,000 and $45,254,000, respectively. Gross gains of
$643,000, $682,000 and $297,000 and gross losses of $619,000, $1,092,000 and
$922,000 were realized on those sales for 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, bonds carried at approximately $2,055,000 and $1,932,000, respectively, were on deposit with various regulatory authorities to comply with insurance laws.

d. Accumulated Other Comprehensive Income

Accumulated other comprehensive income at December 31, 2001, 2000 and 1999 is comprised of the following investment-related components (in thousands):

                                                      2001     2000      1999
                                                    --------  -------  --------
Unrealized loss on common stocks                    $ (1,093) $    --  $     --
Unrealized gains (losses) on bonds                    67,067   10,226   (46,319)
Adjustment of DAC relating to fair value adjustment  (26,048)  (3,118)   19,542
Deferred income taxes                                (13,974)  (2,488)    9,372
                                                    --------  -------  --------
Accumulated other comprehensive income (loss)       $ 25,952  $ 4,620  $(17,405)
                                                    ========  =======  ========

e. Mortgage Loans

Significant concentrations of mortgage loans amounting to $136,185,000 and $130,039,000 were for properties located in the Midwest region, of which $41,716,000 and $34,857,000 were located in the State of Wisconsin at December 31, 2001 and 2000, respectively. Mortgage loans of the Company are invested primarily in office buildings and shopping centers.

The minimum and maximum lending rates for mortgage loans issued during 2001 and 2000 ranged from 7.09% to 8.13% and 7.38% to 8.47%, respectively. Generally, the Company's mortgage loans are limited to 75% of the appraised value. Fire and extended coverage insurance is required on all properties.

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

3. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and the related amortization charged to income are as follows (in thousands):

                                                                       2001      2000
                                                                     --------  --------
Balance, beginning of year                                           $429,308  $431,521
Costs deferred during year                                             34,265    39,989
Amortization related to operations during year                         (8,085)  (19,542)
Amounts related to change in fair value adjustment of available-for-
  sale bonds                                                          (22,930)  (22,660)
                                                                     --------  --------
Balance, end of year                                                 $432,558  $429,308
                                                                     ========  ========

4. Separate Account Business

Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Company into American Family Variable Account I and American Family Variable Account II (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the Fund). The shares of the funds are carried in the Variable Accounts' financial statements at the net asset value of the funds.

A fixed account is also included as an investment option for variable policy owners. Net premiums allocated to the fixed account are invested in the assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

The Company assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The charges to the separate accounts, shown below for the year ended December 31, are based on the average daily net assets at specified annual rates:

                                                       2001
                                                      Charges
                                                      -------
                  American Family Variable Account I  $   566
                  American Family Variable Account II   9,559
                                                      -------
                                                      $10,125
                                                      =======

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the year ended December 31, amounts are as follows:

                                                       2001
                                                      -------
                  American Family Variable Account I  $50,273
                  American Family Variable Account II      --
                                                      -------
                                                      $50,273
                                                      =======

Income from these charges is included in the Statements of Income.

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


5. Employee Benefit Plans

The Company participates with AFMIC and its subsidiaries (herein referred to as the "Companies") in non-contributory defined benefit pension plans (herein referred to as the "Plans") covering substantially all employees. The benefits are based on years of credited service and highest average compensation (as defined in the Plans). The Companies' funding policy is based on the frozen entry age actuarial method as limited by the Pension Protection Act of 1987. Net pension expense of approximately $1,004,000, $1,243,000 and $1,658,000 was allocated to the Company for the years ended December 31, 2001, 2000 and 1999, respectively.

The Companies participate in a qualified contributory Incentive and Thrift and 401(k) Plan (herein referred to as the "Plan"). All employees are eligible to enter into the Plan. Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 15% of base compensation. The Companies are required to make annual contributions, as defined, to a trust fund. The Plan matches the first 3% of the eligible contributions made by employees. The amount of the match is based on the profits of the Companies, with a minimum contribution of 33 1/3% and a maximum of 300% of eligible contributions. The Plan expense allocated to the Company during 2001, 2000 and 1999 amounted to $171,000, $180,000 and $143,000, respectively.

The Company participates with AFMIC and its subsidiaries in providing certain health care and life insurance benefits to retired agents and employees. The cost of these benefits to the Company is substantially reduced by contributions made by retired agents and employees. The remaining cost to the Company was not significant in 2001, 2000 and 1999.

6. Federal Income Taxes

The components of the net deferred income tax asset (liability) are as follows
    (in thousands):

                                                       2001       2000
                                                     ---------  ---------
      Deferred tax assets:
         Life reserves                               $ 124,499  $ 118,994
         Policyholder dividends                          7,989      9,448
         Accrued litigation                              4,779      5,422
         Deferred compensation items                     5,117      4,369
         Other                                             323         82
                                                     ---------  ---------
             Total deferred tax asset                  142,707    138,315
      Deferred tax liabilities:
         Deferred acquisition cost                    (128,983)  (121,409)
         Unrealized gains on securities                (13,974)    (2,488)
         Asset basis differences                        (2,216)    (4,131)
                                                     =========  =========
             Total deferred tax liability             (145,173)  (128,028)
                                                     ---------  ---------
             Net deferred tax asset (liability)      $  (2,466) $  10,287
                                                     =========  =========

The provisions for current and deferred income tax expense differ from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations. The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized below:

                                            2001 2000 1999
                                            ---- ---- ----
                     Federal statutory rate  35%  35%  35%
                     Other                    2    5   (1)
                                             --   --   --
                     Effective tax rate      37%  40%  34%
                                             ==   ==   ==

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


Under pre-1984 life insurance company income tax laws, a portion of a company's "gain from operations" was not subject to current income taxation but was accumulated for tax purposes, in a memorandum account designated as the "policyholders' surplus account." The amounts included in this account are added to taxable income of later years at rates then in effect if the life insurance company elects to distribute tax basis policyholders' surplus to stockholders as dividends or takes certain other actions. Any distributions are first made from another tax memorandum account known as the "stockholders' surplus account." The Company's undistributed tax stockholder's surplus account was $604,010,000 and $562,681,000 at December 31, 2001 and 2000, respectively.
In addition, the Company's policyholders' surplus account was $5,149,000 at both December 31, 2001 and 2000. At current corporate income tax rates the associated tax is $1,802,000. The Company has not recorded this deferred tax liability because it does not expect to make any distributions. This will be taxable if there is a distribution from this account or if the Company is subject to a taxable reorganization.

7. Commitments and Contingencies

From time to time, mandatory assessments are levied on the Company by the life and health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies. The Company has not been levied any significant assessments in either 2001 or 2000. As of December 31, 2001 and 2000, liabilities related to the Company's guaranty fund amounts were not significant.

In 1998, AFLIC was a named defendant in several class action lawsuits asserting various market conduct-type claims regarding the sale of whole life and universal life policies. AFLIC denied the allegations in each of these lawsuits, but it believed that resolution of all such issues would limit additional expense and burden upon its operations. A court approved settlement was reached in 1999. Policyholder settlement costs of $13,700,000 and $15,500,000 at December 31, 2001 and 2000, respectively, are included in other liabilities on the consolidated balance sheets.

8. Related Parties

The Company has agreed to lend up to a maximum of $20 million in short-term notes to its affiliate, AFFS, with interest at the same rate as paid by AFFS on its 30-day commercial paper on the date of the borrowing. No amounts were outstanding at December 31, 2001 and 2000.

The Company has issued certain annuities to AFMIC. The carrying value of all such annuities amounted to approximately $81,584,000 and $79,159,000 at December 31, 2001 and 2000, respectively.

9. Statutory Financial Data

The Company prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT). Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as guidance provided in a variety of publications of the National Association of Insurance Commissioners (NAIC). The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with generally accepted accounting principles (GAAP) are that statutory financial statements do not reflect deferred acquisition costs, deferred taxes for certain items, and bonds are generally carried at amortized cost. In addition, GAAP liabilities for life insurance reserves differ significantly from STAT.

Permitted statutory accounting practices encompass all accounting practices that are not prescribed. The Company does not employ significant permitted statutory accounting practices in the preparation of its statutory financial statements.

           American Family Life Insurance Company
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business. Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of dividends. Generally, the Company's statutory surplus may be available for transfer to its stockholder. However, such distributions as dividends may be subject to prior regulatory approval. No dividends were paid in 2001, 2000 and 1999.

In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which replaced the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting had been silent and changes previous statutory accounting in some areas. The State of Wisconsin Office of the Commissioner of Insurance has adopted the Codification guidance, effective January 1, 2001. The effect of adoption on the Company's statutory surplus was an increase of $36,860,000.

On December 13, 1999, the Company's Board of Directors approved a stock dividend of $1,500,000 and a simultaneous 1 for 2.5 stock split, both effective December 31, 1999. As a result, at December 31, 1999, the Company had 10,000 shares of common stock authorized, issued and outstanding, at a par value of $250 per share, for a total common stock balance of $2,500,000. The stock transactions were effected to enable the Company to meet a minimum paid-in capital requirement in the state of California.

Statutory capital and surplus and net income for the Company, as reported to regulatory authorities were as follows (in thousands):

                                 Capital and Surplus/Equity            Net Income
                                ----------------------------  ---------------------------
                                  2001      2000      1999     2001      2000      1999
                                --------  --------  --------  -------  --------  --------
Per statutory annual statements $243,103  $190,430  $176,104  $22,268  $ 15,205  $  2,951
GAAP adjustments:
   Deferred acquisition costs    432,558   429,308   431,521   26,180    20,447    46,038
   AVR/IMR                        16,012    10,891    10,245       15      (331)     (877)
   Unrealized gains on bonds      67,067    10,226   (46,319)      --        --        --
   Future policy benefits        (91,752)  (87,334)  (72,960)  (4,418)  (14,947)  (12,071)
   Deferred taxes                (39,438)   10,287    30,479   (1,266)   (8,332)   (3,490)
   Other                          32,120    33,655    16,095   (1,904)   18,231     7,094
                                --------  --------  --------  -------  --------  --------
Per GAAP financial statements   $659,670  $597,463  $545,165  $40,875  $ 30,273  $ 39,645
                                ========  ========  ========  =======  ========  ========

--------------------------------------------------------------------------------

                       Report of Independent Accountants


Board of American Family Life Insurance Company

and Policy Owners of American Family Variable Account I

Madison, Wisconsin


In our opinion, the accompanying statements of assets and liabilities and policy owners' equity and the related combined and separate statements of operations and changes in policy owners' equity and financial highlights present fairly, in all material respects, the financial position of American Family Variable Account I and its Fidelity Growth Subaccount, Fidelity Equity Income Subaccount, Fidelity Equity Contrafund Subaccount, Fidelity Growth and Income Subaccount, Fidelity Quality Bond Subaccount, Fidelity International Equity Subaccount, SEI VP Prime Obligation Subaccount, Strong Mid Cap Growth Subaccount, and Strong Opportunity Subaccount at December 31, 2001, and the results of each of their operations and the changes in each of their policy owners' equity and financial highlights for the period May 10, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the American Family Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included direct confirmation of the number of shares owned at December 31, 2001 with the underlying mutual funds, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

February 22, 2002

           American Family Variable Account I



--------------------------------------------------------------------------------


American Family Variable Account I

Statement of Assets and Liabilities and Policy Owners' Equity
December 31, 2001

                                                                          Fidelity              Fidelity  Federated
                                                               Fidelity    Equity    Fidelity    Growth    Quality
                                                                Growth     Income   Contrafund and Income    Bond
                                                              Subaccount Subaccount Subaccount Subaccount Subaccount
                                                              ---------- ---------- ---------- ---------- ----------
   Investments at market value:
      Fidelity Variable Insurance Products Fund
       Fidelity VIP Growth Portfolio 835.605 shares at
          net asset value of $33.34 per share (cost
          $26,612)                                            $   27,859
       Fidelity VIP Equity Income Portfolio 1,731.536
        shares at net asset value of $22.59 per share
          (cost $37,644)                                                 $   39,115
      Fidelity Variable Insurance Products Fund II
       Fidelity VIP II Contrafund Portfolio 1,441.145
        shares at net asset value of $20.00 per share
          (cost $27,844)                                                            $   28,823
      Fidelity Variable Insurance Products Fund III
         Fidelity VIP III Growth & Income Portfolio
        2,588.776 shares at net asset value of $13.07
          per share (cost $32,705)                                                             $   33,835
      Federated Insurance Series
       Federated Quality Bond Fund II 2,708.435 shares
         at net asset value of $11.27 per share (cost
          $30,567)                                                                                        $   30,524
      Federated International Equity Fund II 3,897.584
        shares at net asset value of $11.38 per share
          (cost $43,375)
      SEI Insurance Products
       SEI VP Prime Obligation Fund 52,360.940 shares
          at net asset value of $1 per share (cost
          $52,361)
      Strong Variable Insurance Funds, Inc.
         Strong Mid Cap Growth Fund II 1,711.479
        shares at net asset value of $16.38 per share
          (cost $26,489)
      Strong Variable Insurance Funds, Inc.
         Strong Opportunity Fund II
         855.495 shares at net asset
         value of $19.45 per share
         (cost $17,339)
                                                              ---------- ---------- ---------- ---------- ----------
            Total assets                                          27,859     39,115     28,823     33,835     30,524
   Liabilities:
      Payable to American Family Life Insurance Company
       for mortality and expense charges                              38         47         40         44         40
                                                              ---------- ---------- ---------- ---------- ----------
            Total liabilities                                         38         47         40         44         40
                                                              ---------- ---------- ---------- ---------- ----------
            Policy owners' equity                             $   27,821 $   39,068 $   28,783 $   33,791 $   30,484
                                                              ========== ========== ========== ========== ==========
   Outstanding units                                          $3,147.343 $4,159.075 $3,007.827 $3,583.312 $2,927.304
                                                              ========== ========== ========== ========== ==========
   Net asset value per unit                                   $     8.84 $     9.39 $     9.57 $     9.43 $    10.41
                                                              ========== ========== ========== ========== ==========


American Family Variable Account I

Statement of Assets and Liabilities and Policy Owners' Equity
December 31, 2001

                                                                Federated     SEI VP     Strong
                                                              International   Prime     Mid Cap     Strong
                                                                 Equity     Obligation   Growth   Opportunity
                                                               Subaccount   Subaccount Subaccount Subaccount
                                                              ------------- ---------- ---------- -----------
   Investments at market value:
      Fidelity Variable Insurance Products Fund
       Fidelity VIP Growth Portfolio 835.605 shares at
          net asset value of $33.34 per share (cost
          $26,612)
       Fidelity VIP Equity Income Portfolio 1,731.536
        shares at net asset value of $22.59 per share
          (cost $37,644)
      Fidelity Variable Insurance Products Fund II
       Fidelity VIP II Contrafund Portfolio 1,441.145
        shares at net asset value of $20.00 per share
          (cost $27,844)
      Fidelity Variable Insurance Products Fund III
         Fidelity VIP III Growth & Income Portfolio
        2,588.776 shares at net asset value of $13.07
          per share (cost $32,705)
      Federated Insurance Series
       Federated Quality Bond Fund II 2,708.435 shares
         at net asset value of $11.27 per share (cost
          $30,567)
      Federated International Equity Fund II 3,897.584
        shares at net asset value of $11.38 per share
          (cost $43,375)                                       $   44,355
      SEI Insurance Products
       SEI VP Prime Obligation Fund 52,360.940 shares
          at net asset value of $1 per share (cost
          $52,361)                                                          $   52,361
      Strong Variable Insurance Funds, Inc.
         Strong Mid Cap Growth Fund II 1,711.479
        shares at net asset value of $16.38 per share
          (cost $26,489)                                                               $   28,034
      Strong Variable Insurance Funds, Inc.
         Strong Opportunity Fund II
         855.495 shares at net asset
         value of $19.45 per share
         (cost $17,339)                                                                           $   16,639
                                                               ----------   ---------- ---------- ----------
            Total assets                                           44,355       52,361     28,034     16,639
   Liabilities:
      Payable to American Family Life Insurance Company
       for mortality and expense charges                               55          249         35         20
                                                               ----------   ---------- ---------- ----------
            Total liabilities                                          55          249         35         20
                                                               ----------   ---------- ---------- ----------
            Policy owners' equity                              $   44,300   $   52,112 $   27,999 $   16,619
                                                               ==========   ========== ========== ==========
   Outstanding units                                           $5,606.858   $5,155.959 $3,486.615 $1,759.965
                                                               ==========   ========== ========== ==========
   Net asset value per unit                                    $     7.90   $    10.11 $     8.03 $     9.44
                                                               ==========   ========== ========== ==========


   The accompanying notes are an integral part of the financial statements.

           American Family Variable Account I



--------------------------------------------------------------------------------

           American Family Variable Account I

           Statements of Operations
           For the Period May 10, 2001 (Commencement of Operations) to December 31, 2001

                                                                   Fidelity              Fidelity  Federated    Federated
                                                        Fidelity    Equity    Fidelity    Growth    Quality   International
                                                         Growth     Income   Contrafund and Income    Bond       Equity
                                              Combined Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount
                                              -------- ---------- ---------- ---------- ---------- ---------- -------------
Investment income (loss):
   Dividend income                             $  604
   Mortality and expense charges                 (566)   $  (37)    $  (46)     $(39)     $  (44)     $(40)       $ (54)
                                               ------    ------     ------      ----      ------      ----        -----
      Net investment income (loss)                 38       (37)       (46)      (39)        (44)      (40)         (54)
                                               ------    ------     ------      ----      ------      ----        -----
Realized and unrealized gain (loss):
   Realized gain (loss) on security
    transactions                                 (358)      (53)       (32)      (29)        (12)       20         (103)
   Capital gain distributions                   1,926
   Net change in unrealized appreciation or
    depreciation on investments                 6,609     1,247      1,471       979       1,130       (43)         980
                                               ------    ------     ------      ----      ------      ----        -----
Net gain (loss) on investments                  8,177     1,194      1,439       950       1,118       (23)         877
                                               ------    ------     ------      ----      ------      ----        -----
Net increase (decrease) in net assets from
 operations                                    $8,215    $1,157     $1,393      $911      $1,074      $(63)       $ 823
                                               ======    ======     ======      ====      ======      ====        =====

                                                SEI VP     Strong
                                                Prime     Mid Cap     Strong
                                              Obligation   Growth   Opportunity
                                              Subaccount Subaccount Subaccount
                                              ---------- ---------- -----------
Investment income (loss):
   Dividend income                              $ 548                 $   56
   Mortality and expense charges                 (249)     $  (36)       (21)
                                                -----      ------     ------
      Net investment income (loss)                299         (36)        35
                                                -----      ------     ------
Realized and unrealized gain (loss):
   Realized gain (loss) on security
    transactions                                              (67)       (82)
   Capital gain distributions                                          1,926
   Net change in unrealized appreciation or
    depreciation on investments                             1,545       (700)
                                                -----      ------     ------
Net gain (loss) on investments                              1,478      1,144
                                                -----      ------     ------
Net increase (decrease) in net assets from
 operations                                     $ 299      $1,442     $1,179
                                                =====      ======     ======




   The accompanying notes are an integral part of the financial statements.

           American Family Variable Account I



--------------------------------------------------------------------------------

           American Family Variable Account I

           Combined Statements of Changes in Policy Owners' Equity
           For the Period May 10, 2001 (Commencement of Operations) to December 31, 2001

                                                            Fidelity              Fidelity  Federated    Federated     SEI VP
                                                 Fidelity    Equity    Fidelity    Growth    Quality   International   Prime
                                                  Growth     Income   Contrafund and Income    Bond       Equity     Obligation
                                      Combined  Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount
                                      --------  ---------- ---------- ---------- ---------- ---------- ------------- ----------
Increase (decrease) in equity from
 operations:
   Net investment income (loss)       $     38   $   (37)   $   (46)   $   (39)   $   (44)   $   (40)     $   (54)   $     299
   Capital gain distribution             1,926
   Net change in unrealized
    appreciation or depreciation on
    investments                          6,609     1,247      1,471        979      1,130        (43)         980
   Net realized gain (loss) on
    security transactions                 (358)      (53)       (32)       (29)       (12)        20         (103)
                                      --------   -------    -------    -------    -------    -------      -------    ---------
      Net increase (decrease) in
       equity resulting from
       operations                        8,215     1,157      1,393        911      1,074        (63)         823          299
                                      ========   =======    =======    =======    =======    =======      =======    =========
Units transactions:
   Policy owner's net premiums         343,035     5,057      7,584      4,982      6,100      5,713        8,201      297,007
   Cost of insurance and
    administrative charges             (50,273)   (2,069)    (2,957)    (1,747)    (2,363)    (2,562)      (3,063)     (32,587)
   Surrenders and forfeitures
   Transfers between subaccounts
    and sponsor                                   23,676     33,048     24,637     28,980     27,396       38,339     (212,607)
   Net withdrawals due to policy
    loans
   Withdrawals due to death
    benefits
                                      --------   -------    -------    -------    -------    -------      -------    ---------
      Net increase (decrease) in
       equity from unit
       transactions                    292,762    26,664     37,675     27,872     32,717     30,547       43,477       51,813
                                      --------   -------    -------    -------    -------    -------      -------    ---------
Net increase (decrease) in equity      300,977    27,821     39,068     28,783     33,791     30,484       44,300       52,112
Equity, beginning of period
                                      --------   -------    -------    -------    -------    -------      -------    ---------
Equity, end of period                 $300,977   $27,821    $39,068    $28,783    $33,791    $30,484      $44,300    $  52,112
                                      ========   =======    =======    =======    =======    =======      =======    =========

                                      Strong Mid
                                         Cap       Strong
                                        Growth   Opportunity
                                      Subaccount Subaccount
                                      ---------- -----------
Increase (decrease) in equity from
 operations:
   Net investment income (loss)        $   (36)    $    35
   Capital gain distribution                         1,926
   Net change in unrealized
    appreciation or depreciation on
    investments                          1,545        (700)
   Net realized gain (loss) on
    security transactions                  (67)        (82)
                                       -------     -------
      Net increase (decrease) in
       equity resulting from
       operations                        1,442       1,179
                                       =======     =======
Units transactions:
   Policy owner's net premiums           4,930       3,461
   Cost of insurance and
    administrative charges              (1,738)     (1,187)
   Surrenders and forfeitures
   Transfers between subaccounts
    and sponsor                         23,365      13,166
   Net withdrawals due to policy
    loans
   Withdrawals due to death
    benefits
                                       -------     -------
      Net increase (decrease) in
       equity from unit
       transactions                     26,557      15,440
                                       -------     -------
Net increase (decrease) in equity       27,999      16,619
Equity, beginning of period
                                       -------     -------
Equity, end of period                  $27,999     $16,619
                                       =======     =======

   The accompanying notes are an integral part of the financial statements.

           American Family Variable Account I

           Notes to Financial Statements

--------------------------------------------------------------------------------

1. General Information

Organization

The American Family Variable Account I (the "Separate Account") is a segregated investment account of the American Family Life Insurance Company (the "Company") used to fund variable Life Contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

2. Estimates

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company utilizes significant estimates and assumptions in their calculations.

3. Significant Accounting Policies

Valuation of Investments

The assets of each subaccount of the separate account are invested in corresponding portfolios at the portfolio's net asset value in accordance with the selection made by the policy owners. The investments in shares of the underlying funds are stated at the net asset value of the fund.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Distributions received from the funds are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

Federal Income Taxes

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity. Accordingly, no provision for any such liability has been made.

4. Expenses and Deductions

A mortality and expense risk charge is deducted by the Company from the Separate Account on a daily basis which is equal, on an annual basis, to 0.9% for years 1-10 and 0.45% for years after year 10 of the daily net asset value of the policy owners' portion of assets in the Separate Account. The charge may be adjusted after policy issue, but it is guaranteed not to exceed 0.9% of net assets. These charges compensate the Company for assuming these risks under the variable life policy. The mortality risk is that insureds may not live as long as expected. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs. The disbursements for mortality and expense risk charges amounted to $566 during 2001.

On the policy anniversary date each month, the Company makes a deduction from the cash value of the policy, consisting of the cost of insurance for the policy and any additional benefits provided by riders, if any, for the policy month. In addition, a $6 monthly expense charge (maximum $9 per month) with an additional $2.50 per

           American Family Variable Account 1
           Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

month charge in the first five policy years is deducted, which reimburses the Company for administrative expenses relating to the issuance and maintenance of the policy.

A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The surrender charges are a flat per unit cost for years 1-14, and will not exceed $42 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age and policy year.

5. Policy Owner's Equity

Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2001 by each Fund are shown below:

                                              December 31, 2001
                                              ------------------
                                              Purchases  Sales
                                              --------- --------
               Fidelity Growth                $ 27,439  $    775
               Fidelity Equity Income           40,005     2,330
               Fidelity Contrafund              28,606       732
               Fidelity Growth and Income       33,332       614
               Federated Quality Bond           31,367       820
               Federated International Equity   44,182       705
               SEI VP Prime Obligation         216,068   163,707
               Strong Mid Cap Growth            26,878       322
               Strong Opportunity               17,952       531
                                              --------  --------
                      Total                   $465,829  $170,536
                                              ========  ========

6. Financial Highlights


                                                                             For the Eight Months
                                                   At December 31             Ended December 31
                                           ------------------------------ --------------------------
                                                                          Investment
                                                     Unit Fair              Income   Expense Total
                                             Units     Value   Net Assets   Ratio     Ratio  Return
                                           --------- --------- ---------- ---------- ------- -------
Subaccount:
Fidelity VIP Growth Portfolio              3,147.343   8.8394   $27,821        --     0.90%  (11.6)%
Fidelity VIP Equity Income Portfolio       4,159.075   9.3935    39,068        --     0.90%   (6.1)%
Fidelity VIP II Contrafund Portfolio       3,007.827   9.5692    28,783        --     0.90%   (4.3)%
Fidelity VIP III Growth & Income Portfolio 3,583.312   9.4301    33,791        --     0.90%   (5.7)%
Federated Quality Bond Fund II             2,927.304  10.4138    30,484        --     0.90%    4.1 %
Federated International Equity Fund II     5,606.858   7.9010    44,300        --     0.90%  (21.0)%
SEI VP Prime Obligation Fund               5,155.959  10.1072    52,112      1.98%    0.90%    1.1 %
Strong Mid Cap Growth Fund II              3,486.615   8.0303    27,999        --     0.90%  (19.7)%
Strong Opportunity Fund II                 1,759.965   9.4426    16,619      1.95%    0.90%   (5.6)%

                                    PART II
                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article VII of American Family Life Insurance Company's Bylaws provides, in part:

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the extent permitted by law, the Corporation shall idemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys' fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         REASONABLENESS REPRESENTATION

American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of ____ pages.

         The undertaking to file reports.

         Rule 484 undertaking.

         Reasonableness Representation.

         The signatures.

The following exhibits:

1.A.1.a.     Resolution of the Board of Directors of American Family Life
             Insurance Company authorizing establishment of the American Family
             Variable Account I/1/
1.A.2.       None
1.A.3.a.i.   Underwriting Agreement among American Family Life Insurance
             Company, American Family Variable Account I, and American Family
             Securities, LLC/2/
1.A.3.b      Form of Selling Agreement/2/
1.A.3.c.     Sales Representative Agent Agreement (Including Compensation
             Schedule)/2/
1.A.4.       None
1.A.5.       Variable Universal Life Insurance Policy/1/
1.A.5.a.     Accelerated Death Benefit Rider (L-ACDB (VUL))/1/
1.A.5.b.     Accidental Death Benefit Rider (L-ADB (VUL))/1/
1.A.5.c.     Additional Insured Rider (L-AI-1(VUL))/1/
1.A.5.d.     Children's Insurance Rider (L-CI-1(VUL))1/
1.A.5.e.     Guaranteed Minimum Death Benefit Rider (LGMDB (VUL))/1/
1.A.5.f.     Guaranteed Insurability Benefit Rider (L-GPO(VUL))/1/
1.A.5.g.     Waiver of Monthly Deductions Benefit for Primary Insured
             (L-WMD(VUL))/1/
1.A.5.h.     Waiver of Specified Premium Rider for the Primary Insured
             (L-WSP(VUL))/1/
1.A.6.a.     Articles of Amendment to the Articles of Incorporation of
             American Family Life Insurance Company/1/
1.A.6.b.     By-Laws of American Family Life Insurance Company/1/
1.A.7.       Inapplicable
1.A.8.       Inapplicable
1.A.9.       None

1.A.10.  Form of Application/1/
2.       Opinion and consent of James F. Eldridge, Esq./3/
3.       Inapplicable
4.       Inapplicable
5.       Opinion and consent of John Christensen, Chief Actuary - Life/Health/3/
6.       Consent of John Christensen, Chief Actuary - Life/Health/3/
7.A.     Consent of Sutherland Asbill & Brennan LLP/3/
7.B.     Consent of independent accountants/3/
7.C.     Consent of James F. Eldridge, Esq./3/
8. Description of American Family Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies/3/
9.       Powers of Attorney/2/
10.A. Form of Participation Agreement among Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Fidelity Distributors
         Corporation and American Family Life Insurance Company/2/
10.B. Form of Participation Agreement between Federated Insurance Series and American Family Life Insurance Company/2/
10.C. Form of Participation Agreement between Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc. and American Family
         Life Insurance Company/2/
10.D. Form of Participation Agreement among American Family Life Insurance Company, SEI Insurance Products Trust and SEI Investments
         Distribution Company/2/


/1/Incorporated herein by reference to Form S-6 Registration (File No.
   333-44956) filed August 31, 2000.

/2/Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.

/3/Filed herein.

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Family Variable Account I, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this registration statement to be signed on its behalf, in the City of Madison, and the State of Wisconsin, on this 24th day of April, 2002.



                                          AMERICAN FAMILY VARIABLE
                                          ACCOUNT I (Registrant)

Attest:  /s/ Rosalie Beck Detmer          By:  /s/ Harvey Randall Pierce*
         ---------------------------           --------------------------
          Rosalie Beck Detmer                  Harvey Randall Pierce
          Assistant General Counsel            Chairman of the Board and C.E.O.
          American Family Life                 American Family Life
            Insurance Company                    Insurance Company

                                          AMERICAN FAMILY LIFE
                                          INSURANCE COMPANY (Depositor)

          American Family Life            American Family Life
          Insurance Company               Insurance Company

Attest:  /s/ Rosalie Beck Detmer          By:  /s/ Harvey Randall Pierce*
         -----------------------               --------------------------
          Rosalie Beck Detmer                  Harvey Randall Pierce
          Assistant General Counsel            Chairman of the Board and C.E.O.
          American Family Life                 American Family Life
            Insurance Company                    Insurance Company

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                    Title                                   Date
---------                                    -----                                   ----
/s/ Harvey Randall Pierce*          Chairman of the Board, and C.E.O.                April 24, 2002
-------------------------
Harvey Randall Pierce

/s/ David Ralph Anderson*           Director, President and C.O.O.                   April 24, 2002
-------------------------
David Ralph Anderson

/s/ John Brent Johnson*             Director, Executive Vice                         April 24, 2002
-----------------------             President, Treasurer
John Brent Johnson

/s/ Daniel Robert Schultz*          Vice President, Controller                       April 24, 2002
--------------------------
Daniel Robert Schultz

/s/ James Francis Eldridge*         Director, Executive Vice                         April 24, 2002
---------------------------         President, Corporate Legal; Secretary
James Francis Eldridge

/s/ Joseph William Tisserand*       Director, Vice President                 April 24, 2002
-----------------------------
Joseph William Tisserand

/s/ Daniel Raymond DeSalvo*         Director                                 April 24, 2002
---------------------------
Daniel Raymond DeSalvo

/s/ James W. Behrens                On April 24, 2002, as Attorney-in-Fact pursuant to powers of
---------------------------         attorney filed herewith.
*By: James W. Behrens

                                  EXHIBIT INDEX


2.       Opinion and consent of James F. Eldridge
5.       Opinion and consent of John Christensen, Chief Actuary - Life/Health
6.       Consent of John Christensen, Chief Actuary - Life/Health
7.A.     Consent of Sutherland Asbill & Brennan LLP
7.B.     Consent of independent accountants
7.C.     Consent of James F. Eldridge, Esq.
8. Description of American Family Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies